VENTURE TERMINATION
                                      AND
                            ASSET PURCHASE AGREEMENT






                                     Among
                              COEUR ALASKA, INC.,
                              ECHO BAY ALASKA INC.
                                      and
                           ECHO BAY EXPLORATION INC.

                           dated as of June 30, 1995

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                               TABLE OF CONTENTS



ARTICLE AND
SECTION NUMBERS                TITLE                                       PAGE
- ---------------                -----                                       ----
ARTICLE I - DEFINITIONS.......................................................2
         1.1      "Action.....................................................2
         1.2      "Purchase Agreement"........................................2
         1.3      "Appeal"....................................................2
         1.4      "Assets"....................................................2
         1.5      "Assignment Instruments"....................................2
         1.6      "Assumed Obligations and Liabilities".......................2
         1.7      "Balance Sheet".............................................2
         1.8      "Balance Sheet Date"........................................3
         1.9      "Closing"...................................................3
         1.10     "Closing Date"..............................................3
         1.11 "Contracts".....................................................3
         1.12     "Environmental Laws"........................................3
         1.13 "Financial Statements"..........................................3
         1.14     "Government Authority"......................................3
         1.15     "GAAP"......................................................3
         1.16 "Hazardous Substances"..........................................3
         1.17     "HSR Act"...................................................3
         1.18     "Indemnitee"................................................3
         1.19 "Indemnitor"....................................................3
         1.20     "Judgment"..................................................3
         1.21     "Kensington Project"........................................3
         1.22     "Kensington Venture"........................................3
         1.23     "Laws"......................................................3
         1.24     "Leases"....................................................4
         1.25 "Liens".........................................................4
         1.26     "Loss"......................................................4
         1.27     "Material"..................................................4
         1.28     "Operator"..................................................4
         1.29     "Participants"..............................................4
         1.30     "Participating Interest"....................................4
         1.31 "Permits".......................................................4
         1.32     "Permitted Liens"...........................................5
         1.33     "Personal Property".........................................5
         1.34     "Products"..................................................5

                                       ii
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ARTICLE AND
SECTION NUMBERS                TITLE                                       PAGE
- ---------------                -----                                       ----
         1.35 "Purchase Price"................................................5
         1.36 "Real Property".................................................5
         1.37     "Representatives"...........................................5
         1.38     "Sellers' Interest in the Assets"...........................5
         1.39     "Taxes".....................................................5

ARTICLE II - THE TRANSACTION..................................................6
         2.1      Purchase and Sale of Sellers' Interest in the Assets....... 6
         2.2      Assumed Obligations and Liabilities.........................6
         2.3      Termination of Venture Agreement............................7
         2.4      Purchase Price and Payment..................................8
         2.5      HSR Act ....................................................8
         2.6      Bulk Sales..................................................8
         2.7      Transfer Taxes..............................................8
         2.8      Closing.....................................................8
         2.9      Assignment Instruments......................................8
         2.10     Net Returns Royalty.........................................9
         2.11     Mutual General Release......................................9
ARTICLE III - REPRESENTATIONS AND WARRANTIES BY THE BUYER AND
         SELLERS.............................................................10
         3.1      Capacity of the Buyer and Sellers..........................10

ARTICLE IV - REPRESENTATIONS AND WARRANTIES BY THE SELLERS...................10
         4.1      Title to Sellers' Interest in the Assets...................10
         4.2      Financial Statements.......................................11
         4.3      Compliance with Laws Other than Environmental Laws.........12
         4.4      Compliance with Environmental Laws.........................12
         4.5      No Known Undisclosed Liabilities...........................13
         4.6      No Adverse Changes.........................................13
         4.7      Taxes......................................................13
         4.8      Leases and Contracts.......................................14
         4.9      Consents...................................................14
         4.10     No Pending Litigation or Proceedings.......................14

ARTICLE V - CERTAIN RIGHTS AND OBLIGATIONS OF THE PARTIES....................15
         5.1      Conduct of Operations Pending Closing......................15
         5.2      No Adverse Practices or Communications.....................15
         5.3      Access, Information and Documents..........................16
         5.4      Employee Matters...........................................17

                                      iii
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ARTICLE AND
SECTION NUMBERS                TITLE                                       PAGE
- ---------------                -----                                       ----
         5.5      Expenses...................................................18
         5.6      Buyer Payment of Cash Contributions........................18
         5.7      Prorations.................................................18
         5.8      Final Net Cash Adjustment..................................18
         5.9      Socioeconomic Impact Mitigation............................19
         5.10     Purchase of Certain Assets by the Sellers..................19

ARTICLE VI - CONDITIONS TO CLOSING...........................................20
         6.1      Conditions Precedent to Obligations of the Buyer...........20
         6.2      Conditions Precedent to the Obligations of the
                  Sellers....................................................21
         6.3      Termination................................................22

ARTICLE VII - INDEMNIFICATION................................................24
         7.1      Indemnification by the Sellers.............................24
         7.2      Indemnification by the Buyer...............................24
         7.3      Representation, Cooperation and Settlement.................26
         7.4      Determination of Indemnification Amounts and Related
                  Matters....................................................27

ARTICLE VIII - COVENANTS OF THE PARTIES AFTER THE CLOSING....................27
         8.1      Further Assurances.........................................27
         8.2      Delivery of Payments and Documents.........................27

ARTICLE IX - MISCELLANEOUS...................................................28
         9.1      Publicity..................................................28
         9.2      Notices....................................................28
         9.3      Successors and Assigns.....................................30
         9.4      Governing Law..............................................30
         9.5      Pre-closing Casualty Loss..................................30
         9.6      Removal of Indicia.........................................30
         9.7      Counterparts...............................................31
         9.8      Amendment..................................................31
         9.9      Severability...............................................31
         9.10     Entire Agreement...........................................31

EXHIBIT A - DEED.............................................................34

                                       iv
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ARTICLE AND
SECTION NUMBERS                TITLE                                       PAGE
- ---------------                -----                                       ----
EXHIBIT B - BILL OF SALE.....................................................37

EXHIBIT C - ROYALTY DEED.....................................................39

EXHIBIT D - MUTUAL GENERAL RELEASE AGREEMENT.................................50

EXHIBIT E - SUBSTITUTION OF PARTY AND COUNSEL IN APPEAL......................56

EXHIBIT F - MEMORANDUM.......................................................57

SCHEDULE 4.2  A.    BALANCE SHEET.........................................4.2-1
              B.    STATEMENT OF OPERATIONS

SCHEDULE 4.8  LEASES, CONTRACTS, AGREEMENTS.................................4.8

SCHEDULE 5.7  COEUR ALASKA, INC. CASH CALLS NOT FUNDED......................5.7

SCHEDULE 5.10 A.    COMMON ASSET VALUATION...............................5.10-1
              B.    COMMON ASSET INVENTORY...............................5.10-2
              C.    BILL OF SALE.........................................5.10-6

                              VENTURE TERMINATION
                                      AND
                            ASSET PURCHASE AGREEMENT

     THIS VENTURE TERMINATION AND ASSET PURCHASE AGREEMENT (this "Purchase Agreement") dated as of June 30, 1995 among Coeur Alaska, Inc., herein the "Buyer," a Delaware corporation with executive offices at 505 Front Avenue, Post Office Box I, Coeur d'Alene, Idaho 83814; and Echo Bay Alaska Inc., herein "Echo Bay Alaska", and Echo Bay Exploration Inc., herein "Echo Bay Exploration," those two collectively herein the "Sellers," each a Delaware corporation with executive offices at 370 17th Street, Suite 4050, Denver, Colorado 80202.

                                    RECITALS

     WHEREAS, there exists the Kensington Venture pursuant to an Amended Venture Agreement dated November 1, 1990, a memorandum of which was recorded May 26, 1992 in Book 359 at Pages 776-805 of the records of the Juneau Recording District, State of Alaska, between Buyer and Echo Bay Exploration (the "Venture Agreement"), pursuant to which each party thereto owns a 50% Participating Interest therein (defined in Section 1.18 of the Venture Agreement and in
Section 1.30 of this Purchase Agreement), representing an undivided 50% ownership interest in the Assets (defined in Section 1.5 of the Venture Agreement and in Section 1.4 of this Purchase Agreement) as tenants in common; and

     WHEREAS, Echo Bay Alaska has succeeded to certain interests of Echo Bay Exploration in the Kensington Venture and the Venture Agreement, including the position and functions of Operator of the Kensington Venture under the Venture Agreement, pursuant to an Agreement and Transfer between them dated January 31, 1991, approved by Seller on August 19, 1991; and

     WHEREAS, the Kensington Venture is engaged in the exploration, evaluation, and development of mineral resources within the Real Property (defined in Section 1.36 of this Purchase Agreement and described in Attachment I of Exhibit A to this Purchase Agreement) in the City and Borough of Juneau, Alaska; and

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     WHEREAS,  the parties wish to voluntarily  terminate the Kensington Venture pursuant to Section 12.1 of the Venture Agreement, and to resolve all controversies and claims between them, asserted or unasserted, all subject to the provisions of this Purchase Agreement; and

     WHEREAS, in implementation thereof the Buyer desires to purchase from the Sellers, and the Sellers desire to sell to the Buyer, the Sellers' Interest in the Assets on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Buyer and the Sellers agree as follows.

                                   ARTICLE I

                                  DEFINITIONS

     1.1 "Action" has the meaning set forth in Section 7.3(b).

     1.2 "Purchase Agreement" means this Venture Termination and Asset Purchase Agreement, including all amendments and modifications hereof, and all attached schedules and exhibits which are incorporated herein by reference.

     1.3 "Appeal" has the meaning set forth in Section 5.2.

     1.4 "Assets" means the Real Property and Personal Property (and partial interests in Personal Property) owned by or for the Participants in the Kensington Venture pursuant to the Venture Agreement.

     1.5 "Assignment Instruments" has the meaning set forth in Section 2.9.

     1.6 "Assumed  Obligations  and  Liabilities"  has the meaning set  forth in
Section 2.2.

     1.7 "Balance Sheet" has the meaning set forth in Section 4.2.

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     1.8 "Balance Sheet Date" has the meaning set forth in Section 4.2.

     1.9 "Closing" has the meaning set forth in Section 2.8.

     1.10 "Closing Date" has the meaning set forth in Section 2.8.

     1.11 "Contracts" has the meaning set forth in Section 4.8.

     1.12 "Environmental Laws" has the meaning set forth in Section 7.2(b)

     1.13 "Financial Statements" has the meaning set forth in Section 4.2.

     1.14 "Government Authority" has the meaning set forth in Section 4.3.

     1.15 "GAAP" means generally accepted accounting principles for metallic mining ventures within the United States applied on a consistent basis.

     1.16 "Hazardous Substances" has the meaning set forth in Section 4.4.

     1.17 "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     1.18 "Indemnitee" has the meaning set forth in Section 7.3(a).

     1.19 "Indemnitor" has the meaning set forth in Section 7.3(a).

     1.20 "Judgment" means any judgment, writ, order, injunction, award, or decree of any court, judge, justice, or magistrate.

     1.21 "Kensington Project" has the meaning set forth in Section 5.2a.

     1.22 "Kensington   Venture"   means   the   business   arrangement  of  the
Participants under the Venture Agreement.

     1.23  "Laws"  has the  meaning  set  forth in  Section  4.3,

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exclusive  of Environmental Laws.

     1.24 "Leases" has the meaning set forth in Section 4.8.

     1.25 "Liens" means any liens, charges, encumbrances, and security interests upon property.

     1.26 "Loss" means liability and expense (including reasonable attorneys' fees and costs of defense) attributable to or which results from any claim, action, suit, proceeding, , investigation, hearing, or other activity or proceeding that could or does result in a Judgment.

     1.27 "Material", depending upon the context of its use, means:

          (a) Having a substantial effect upon the title, condition, status or value of the Assets, or upon the use or operation thereof as used or operated by or for the Kensington Venture in the ordinary course of business on the date of this Purchase Agreement; or

          (b) Having a necessary or substantial function or providing a necessary or substantial component of or for the effective use or operation of the Assets, as used or operated by or for the Kensington Venture in the ordinary course of business on the date of this Purchase Agreement; or

          (c) As used in Sections 6.3, 7.1(a)and 7.2(a) having the meaning defined in Section 6.3(c).

     1.28 "Operator" means the person or entity appointed under Article 8 of the Venture Agreement to manage the activities carried out under the Venture Agreement.

     1.29 "Participants" means the Buyer and the Sellers who are the entities that have Participating Interests in the Kensington Venture.

     1.30 "Participating Interest" means the percentage interest representing the ownership interest of a Participant in the Assets, and all other rights and obligations arising under the Venture Agreement, as provided in Section 1.18 of the Venture Agreement.

     1.31 "Permits" has the meaning set forth in Section 2.9.

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     1.32 "Permitted  Liens"  means  (i) liens  arising  from or  imposed by the
conduct  of  the  business  of  the  Kensington  Venture   including,   inchoate
materialmen's, mechanics', workmen's, repairmen's or other like liens; (ii) liens for Taxes not yet delinquent; (iii) rights reserved by any Government Authority to regulate the affected property; and (iv) as to Real Property, any Liens that do not in any material respect, individually or in the aggregate, adversely affect or impair the value or use thereof as it is currently being used for the Kensington Venture in the ordinary course of business.

     1.33 "Personal  Property"  means  all  tangible  and   intangible  personal
property included in the Assets owned by the Participants under the Venture Agreement, including Products and mine and office equipment and fixtures.

     1.34 "Products"   means   all  ores  and  minerals   (including   processed
concentrates) produced from the Real Property.

     1.35 "Purchase Price" has the meaning set forth in Section 2.4.

     1.36 "Real Property" means all real property of the Kensington Venture included in the Assets owned by the Participants under the Venture Agreement, including surface estates, mineral estates and combined surface and mineral estates, and including patented and unpatented mining claims, mill site claims, accretions to land, rights of way and easements.

     1.37 "Representatives" has the meaning set forth in Section 5.3 hereof.

     1.38 "Sellers' Interest in the Assets" means all of the Sellers' rights, title and interests in the Kensington Venture and, as a Participant therein, in the Assets (as the holder of a 50% Participating Interest as tenant in common), and an undivided 50% ownership in the rights and obligations of the Participants under the Venture Agreement.

     1.39 "Taxes" has the meaning set forth in Section 4.7.

                                   ARTICLE II
                                THE TRANSACTION

     2.1 Purchase and Sale of Sellers' Interest in the Assets. At the Closing, the Buyer shall purchase from the Sellers and the Sellers shall sell to the Buyer, the Sellers' Interest in the Assets.

     2.2 Assumed Obligations and Liabilities.

          (a) As of the  Closing,  the Buyer  covenants  to assume  and shall be deemed to have assumed and become exclusively responsible for performance, satisfaction and payment of all duties, obligations, liabilities and penalties related to the condition, use, care, maintenance and reclamation of the Real Property, including exclusive responsibility for (i) obtaining and compliance with all issued or required Permits applicable thereto, including operating, reclamation and mitigation plans approved by Government Authority, and (ii) compliance with all Environmental Laws. Such assumption shall encompass exclusive responsibility for all prior use, disturbance, occupancy, development and operation of the Real Property, specifically including, without limitation, exclusive responsibility for reclamation and restoration of the Real Property upon cessation of operations or closure of facilities, and exclusive responsibility for satisfaction of all requirements of the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 USC ss.ss. 9601 et seq., Alaska Statutes Sec. 46.03.822, and any other Environmental Law. There is excepted from all the foregoing assumptions of liabilities any fines or monetary civil penalties which may be assessed before or after Closing by any Government Authority for any infraction of any applicable Permit or Environmental Law which infraction existed prior to Closing, such exception being limited to that portion of such fines or penalties allocable to the period prior to Closing and it is inapplicable to expenses incurred subsequent to Closing for remediation of the infraction. Any such fines and penalties shall be treated as unsatisfied liabilities of the Kensington Venture upon termination of it, and borne proportionately by the parties to this Purchase Agreement pursuant to Section 2.3 hereof. It is the intent of the parties that, subject to the exception stated above, Buyer assume and relieve Sellers of all obligations, liabilities and responsibilities for the condition, use, care, maintenance and reclamation of the Real Property, whether such responsibilities arise from or are attributable to conditions, circumstances and events occurring before or after Closing, before or after ownership by any of the parties, or before, during or after the ownership by the Kensington Venture.

          (b) In addition to the assumptions specified in Section 2.2(a), as of the Closing, the Buyer covenants to assume and shall be deemed to have assumed and become exclusively responsible for all other payments, and the discharge and performance of all other duties, obligations, liabilities, and penalties which arise subsequent to Closing with respect to the Assets or are attributable to ownership, use, operation, status and condition of the Assets subsequent to Closing, including, without limitation, all such obligations pursuant to Permits by Government Authority, Leases, Contracts, Laws, Taxes which become due after Closing (subject to Section 5.7), bonds, guarantees, sureties, and all undertakings and commitments by the Kensington Venture or its Participants made prior to or after Closing which pertain or are applicable to the Assets.

          (c) The covenants and assumptions in Sections 2.2(a) and 2.2(b) are herein the "Assumed Obligations and Liabilities". Pursuant to Section 7.2, Buyer shall indemnify, defend , and hold harmless Sellers from and against all Loss attributable to the Assumed Obligations and Liabilities. The Assumed Obligations and Liabilities do not include accrued liabilities of the Kensington Venture which shall be satisfied, released or otherwise resolved upon dissolution and wind-up of the Venture as prescribed in Section 2.3.

     2.3 Termination of Venture Agreement. Upon Closing, the purchase of Sellers' Interest in the Assets, and the assumption of the Assumed Obligations and Liabilities by the Buyer, the Sellers shall cease to be the Operator, the Venture Agreement shall terminate, and the Kensington Venture shall be dissolved, without further action by the Parties except those necessary for wind-up of the affairs of the Kensington Venture by Echo Bay Alaska as Operator, pursuant to Section 12.4 of the Venture Agreement; provided, however, that the provisions in the Venture Agreement for distributions to the Participants and satisfaction, release or other resolution of all debts, obligations or liabilities owed to the Participants shall be deemed to be modified by the provisions of this Purchase Agreement as necessary to implement this Purchase Agreement. In accordance with Sections 6.5 and 12.3 of the Venture

Agreement, the Sellers and the Buyer each shall remain liable for its share of any liability of the Kensington Venture to third parties, including contractors and vendors, which shall have accrued prior to the Closing Date, except as otherwise expressly provided in Section 2.2(a).

     2.4 Purchase Price and Payment. At the Closing, the Buyer shall pay to the Sellers, in partial consideration for the Sellers' Interest in the Assets, a total of $32,500,000 (the "Purchase Price"), in immediately available funds.

     2.5 HSR Act It has been determined by Buyer and Sellers, and confirmed by the Federal Trade Commission, that this transaction is exempt from filing premerger notification and report forms and related affidavits in compliance with the HSR Act, and that this transaction is not subject to that Law.

     2.6 Bulk Sales.  The Buyer and the Sellers  each waives  compliance  by the
other  with  bulk  sales  legal  requirements   applicable  to  the  transaction
contemplated hereby.

     2.7 Transfer Taxes. All sales, use, transfer, and similar Taxes arising from or payable by reason of the transaction contemplated by this Purchase Agreement shall be the liability of the Buyer, and the Buyer shall indemnify, defend, and hold harmless Sellers from and against all Losses arising therefrom.

     2.8 Closing. The Closing under this Purchase Agreement (the "Closing") shall take place at 10:00 a.m., local time, on June 30, 1995 at the offices of Coeur d'Alene Mines Corporation, 505 Front Avenue, Coeur d'Alene, Idaho, or at such other time, date or place to which the parties shall mutually agree. The date on which the Closing occurs is referred to herein as the "Closing Date."

     2.9 Assignment Instruments.

          (a) At the Closing, the Sellers shall deliver to the Buyer (i) a deed (in the form attached as Exhibit A hereto) to the Sellers' Interest in the Assets that are Real Property ; (ii) a bill of sale (in the form attached as Exhibit B hereto) to the Sellers' Interest in those items of Personal Property within the Assets which are to be conveyed to Buyer (listed in Attachment I to Exhibit B); and (iii) (subject to the provisions of Section

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

2.9(b) for Permits) such endorsements, assignments and other good and sufficient instruments of conveyance and transfer, reasonably satisfactory in form and substance to the Buyer and its counsel, as shall be effective to vest in the Buyer, as of the Closing Date, all of the Sellers' rights, title and interests in and to the Sellers' Interest in the Assets, free and clear of all Liens, interests and claims of third parties created or claimed by, through or under Sellers other than Permitted Liens. All of such documents referred to above in this Section 2.9 collectively are referred to herein as the "Assignment Instruments."

          (b) Commencing immediately upon Closing, the parties shall cooperatively undertake and use their best efforts (i) to transfer to the Buyer any permits, approvals, consents or authorizations ("Permits") previously issued by any Government Authority to Sellers as the Operator, and pending applications for Permits, (ii) to obtain any necessary consents, authorizations, and approvals to the assignment of such Permits and release the Sellers from all Permit obligations, and (iii) to have the Buyer replace the Sellers thereunder. The Sellers do not guarantee the transfer of permits, nor does it agree to guarantee compliance with them by the Buyer.

     2.10 Net Returns Royalty. As further consideration for purchase of the Sellers' Interest in the Assets, at the Closing the Buyer shall execute and deliver to the Sellers a Royalty Deed in the form of Exhibit C attached hereto, granting to the Sellers a Net Returns Royalty in all gold Products produced from the Real Property and sold or deemed sold by the Buyer, to a maximum of 1,000,000 troy ounces of gold, on the terms and conditions set forth therein.

     2.11 Mutual General Release. At the Closing, the Buyer and the Sellers shall execute and deliver in counterparts a Mutual General Release Agreement in the form of Exhibit D attached hereto, which, among other things, will require the Sellers to dismiss with prejudice the Complaint for Declaratory Judgment and Injunctive Relief in the complaint entitled Echo Bay Alaska, Inc., v. Coeur Alaska, Inc. (Case No. IJU-95-831) filed by the Sellers in the Superior Court for the State of Alaska, First Judicial District at Juneau.

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

                                  ARTICLE III

            REPRESENTATIONS AND WARRANTIES BY THE BUYER AND SELLERS

     3.1 Capacity of the Buyer and Sellers. Each of the Buyer and the Sellers represents and warrants as follows:

          (a) That it is a corporation duly incorporated and in good standing in its state of incorporation and that it is qualified to do business and is in good standing in those states where necessary in order to carry out the purposes of this Purchase Agreement;

          (b) That it has the capacity to enter into and perform this Purchase Agreement and all transactions contemplated herein and that all corporate and other actions required to authorize it to enter into and perform this Purchase Agreement have been properly taken; and

          (c) That it will not breach any other agreement or arrangement by entering into or performing this Purchase Agreement and that this Purchase Agreement has been duly executed and delivered by it and is valid and binding upon it and enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.


                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES BY THE SELLERS

          The Sellers hereby represent and warrant to the Buyer as follows:

     4.1 Title to Sellers' Interest in the Assets. Upon the Sellers' delivery at the Closing of the Assignment Instruments, the Buyer shall acquire all title to the Sellers' Interest in the Assets free and clear of all Liens, interests and claims of third parties created or claimed by, through or under Sellers other than Permitted Liens. The Sellers do not make and Sellers disclaim any and all warranties, express or implied, with respect to the condition or serviceability of the Assets, including but not

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

limited to validity or status of the patented and unpatented mining and millsite claims, state claims, and agreements constituting the Real Property, and to implied warranties of merchantability and fitness for a particular purpose, and Sellers will deliver the Assets to the Buyer and transfer the Sellers' Interests in the Assets as of the Closing where is, as is, with all defects, deficiencies and faults. Some of the personal property is in fair to poor condition and inoperable, and some defective conditions exist in facilities on real property. The Buyer acknowledges and agrees that the Sellers shall not be liable for or bound in any manner by, and the Buyer has not relied upon, any express or implied, oral or written, information, warranty, guaranty, promise, statement, inducement or representation by Sellers pertaining to the Assets or the Kensington Venture, except as expressly set forth in this Purchase Agreement. The Buyer has conducted its own inspection and investigation of the Assets to its satisfaction and has independently investigated, analyzed and appraised the condition, value, prospects and profitability thereof. The Buyer acknowledges receipt before execution of this Purchase Agreement of a written report dated May 31, 1995, entitled Kensington-Equipment & Facility Audit, prepared for Sellers by Allan Laird. All matters disclosed therein are excluded from all representations and warranties by Sellers in this Purchase Agreement. Buyer shall hold that report in strictest confidence and shall disclose its contents to no one without consent of Sellers or unless required by any Law or Judgement.

     4.2 Financial Statements. Set forth in Schedule 4.2 is the unaudited statement of operations of the Kensington Venture for the five-month period ended May 26, 1995, and the unaudited balance sheet of the Kensington Venture as of such date (the "Balance Sheet"), prepared in accordance with GAAP as modified by historic accounting practice for the Kensington Venture. That date is referred to hereinafter as the "Balance Sheet Date" and such statement of operations and Balance Sheet collectively are referred to hereinafter as the "Financial Statements." The books of account and related records of the Kensington Venture fully and fairly reflect in reasonable detail the Assets, liabilities and transactions of the Kensington Venture. The Financial Statements
(i) are materially correct and complete and in accordance with the books and records of the Kensington Venture; and (ii) fully and fairly present the financial condition, Assets and liabilities of the Kensington Venture as of the Balance Sheet Date and the results of operations for the period covered thereby.

     4.3 Compliance with Laws Other than Environmental Laws. To Sellers' best knowledge and belief, and subject to the qualification stated in the final sentence of this Section 4.3, the Kensington Venture has substantially complied and is in substantial compliance with all material laws, statutes, rules, regulations, codes and ordinances ("Laws") of any federal, state or local government authority (a "Government Authority") applicable to the operation of the Real Property, including without limitation those relating to occupational safety and health and equal employment practices. To Sellers' best knowledge and belief, no notice, citation, summons or order has been issued, no complaint has been filed, no unpaid penalty has been assessed and no investigation or review is pending or threatened by any Government Authority or other entity which has had or could have a material adverse effect upon the Real Property with respect to any alleged violation of any such Law by the Sellers or the Kensington Venture. The representations and warranties of this Section 4.3 do not apply to Environmental Laws.

     4.4 Compliance with Environmental Laws.

          (a) To Sellers' best knowledge and belief, the Real Property is not subject to any notice, citation, summons or order pursuant to any Environmental Law, and no complaint has been filed, no unpaid penalty has been assessed, and no investigation is pending or threatened by any Government Authority or other entity pursuant to any Environmental Law. Further to Sellers' best knowledge and belief, none of the Real Property is the subject of any "Superfund" evaluation or investigation, or any other investigation or proceeding of any Government Authority evaluating whether any remedial action is necessary to respond to any release of Hazardous Substances on or in connection with the Real Property. "Hazardous Substances" has the meaning given in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C.A. ss.ss.9601 et seq.), as amended, and Alaska Statutes Sec. 46.03.822 and the rules and regulations promulgated thereunder.

          (b) To Sellers' best knowledge and belief, no underground storage tanks are located in or on the Real Property, except as described in the report identified in Section 4.4(c).

          (c) The Buyer acknowledges receipt before execution of this Purchase Agreement of a written report dated June 14, 1995, entitled Kensington Venture Underground Gold Project, Juneau, Alaska, Investigation-Environmental
Liabilities and Permits Status, prepared for Sellers by S.M. Stoller Corporation. All matters disclosed therein are excluded from all representations and warranties by Sellers in this Purchase Agreement, and responsibilities therefore are assumed by Buyer pursuant to Section 2.2(a). Buyer shall hold that report in strictest confidence and shall disclose its contents to no one without the consent of Sellers or unless required by any Law, Environmental Law or Judgment.

     4.5 No Known Undisclosed Liabilities. To Sellers' best knowledge and belief, neither the Kensington Venture nor the Sellers as Operator have any material liability or obligation of any nature, whether due or to become due, absolute, contingent, or otherwise, including without limitation liability for or in respect of Taxes (as hereinafter defined in Section 4.7 and except as noted there) or any interest or penalties relating thereto, except for liabilities that (i) are fully reflected in the Balance Sheet; or (ii) have been incurred in the ordinary course of business since the Balance Sheet Date and are fully reflected as liabilities on the books of account of the Kensington
Venture, none of which, individually or in the aggregate, are materially adverse.

     4.6 No Adverse Changes. To Sellers' best knowledge and belief, since the Balance Sheet Date, (i) there has been no material adverse change in the Assets or the financial condition or operations of the Kensington Venture; (ii) the Assets and the financial condition and operations of the Kensington Venture have not been materially and adversely affected as a result of any fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, or act of nature or public force or otherwise; and (iii) the Sellers as Operator have not made any sale, assignment, lease or other transfer of any of the Assets, other than in the normal course of business.

     4.7 Taxes.  The Sellers as Operator have caused the  Kensington  Venture to
(i) timely file any returns and reports required to be filed by it with respect to all federal, state or local income, payroll withholding, excise, sale, use, personal property, occupancy, business, real estate, or other tax (all the foregoing taxes, including interest and penalties thereon and estimated taxes, are herein collectively referred to as "Taxes"), (ii) paid any Taxes shown to have become due pursuant to such returns and reports and (iii) paid any other Taxes due, except 1994 ad valorum taxes on the Real Property, including without limitation, Taxes for which a notice of or assessment or demand for payment may have been received. Ad valorem Taxes on Real Property for 1994 and 1995 will be pro-rated as part of wind-up of the Kensington Venture.

     4.8 Leases and Contracts. Schedule 4.8 hereto sets forth a list of any material Leases and Contracts or comparable arrangements used by or related to the Kensington Venture with respect to which the Kensington Venture or the Sellers and the Buyer is the lessee or a contracting party (collectively, the "Leases and Contracts"). All of such Leases and Contracts are in full force and in effect, with no default or event of default or event or condition which, after the giving of notice, the lapse of time or the happening of any other event or condition, would constitute a material default or a material event of default thereunder by the Kensington Venture or Sellers, or to the Sellers' actual knowledge, by any other party thereto.

     4.9 Consents. No consent, approval or authorization of, or registration or filing with, any person or entity, including any Government Authority, is required in connection with the execution and delivery of this Purchase Agreement or the consummation of the transaction contemplated hereby. However, the foregoing representations and warranties are not applicable to government Permits and Permit applications by or on behalf of the Kensington Venture for which assignments will be made and consents will be sought subsequent to Closing.

     4.10 No Pending Litigation or Proceedings.  Except as described in Sections
2.11 and 5.2(b) hereof, there are no actions, suits, investigations or proceedings pending, or to Sellers' best knowledge and belief, threatened (other than informal threats by public interest groups to challenge future Permits) against the Sellers or the Kensington Venture affecting the Sellers' Interest in the Assets, the Kensington Venture's right to develop the Real Property, at law or in equity, by or before any judicial or Government Authority. There are presently no outstanding Judgments against the Sellers or the Kensington Venture or affecting the Sellers' Interest in the Assets or the

Sellers'  rights and obligations under the Venture Agreement.

                                   ARTICLE V

                 CERTAIN RIGHTS AND OBLIGATIONS OF THE PARTIES

     5.1 Conduct of Operations Pending Closing. From and after the date hereof and prior to the Closing, and unless the Buyer shall otherwise agree in writing, the Sellers covenant that the Kensington Venture shall continue to be operated in the normal course of business in accordance with the provisions of Article 8 of the Venture Agreement.

     5.2 No Adverse Practices or Communications.

          (a) Upon Closing, the Buyer will become the exclusive owner of the Assets which, for purposes of this Purchase Agreement, may be known thereafter as the "Kensington Project". Sellers are the exclusive owners of the AJ Project, another mineral development property in the City and Borough of Juneau, Alaska. The parties hereto, for themselves, their affiliated, subsidiary and parent companies, and their respective directors, officers, employees and other representatives, covenant henceforth not to engage in any practices or issue any communications to third parties, oral or written, formal or informal, public or private, with or without cover of confidentiality or intent of disclosure to others which, (i) by practices or communications by Sellers are critical of, derogatory or reflect adversely upon the Kensington Project or Buyer and its representatives, or (ii) by practices or communications by Buyer are critical of, derogatory or reflect adversely upon the AJ Project or Sellers and their representatives. Such prohibitions include comments or discussions upon (i) plans for development or operation, (ii) quality or viability of the respective projects, (iii) the environmental, technological, legal, or operational feasibility of them, (iv) managerial or administrative practices, and (v) competence or capability of a party. Each party covenants not to engage in any practices or issue any communications which will be detrimental to the maintaining or obtaining by the other party of Permits or agreements for the development or operation by the other party of its project, or detrimental to the other party's relationships with representatives or agencies of Government Authorities, contractors, vendors, consultants, investors, or the public and community groups.

          (b) Buyer covenants for itself, its affiliated companies, and their directors, officers, employees and other representatives, to raise no objection, and to take no action, public or private, direct or indirect, based upon events, conduct or circumstances which may have occurred prior to the Closing, which would bar, preclude or interfere with Sellers' engagement and unrestricted use of legal counsel of its choice, including counsel who formerly represented the Kensington Venture, on any matters pertaining to the AJ Project or any other of Sellers' projects or affairs in Alaska or elsewhere, including representation of Sellers in the consolidated appeal (the "Appeal") before the Alaska Supreme Court of Alaskans for Juneau et al v. City and Borough of Juneau, S-6330 and Thane Neighborhood Association et al v. City and Borough of Juneau, S-6710. Immediately upon Closing, Sellers shall withdraw as a party and Mr. James F. Clark and the law firm of Robertson, Monagle and Eastaugh shall withdraw as counsel from the Appeal insofar as it includes Alaskans for Juneau et al v. City and Borough of Juneau, S-6330, substituting therefor Buyer and its selected counsel, respectively, utilizing the forms contained in Exhibit E attached hereto. Such withdrawal and substitution shall not affect participation by Sellers or Mr. Clark and Robertson, Monagle and Eastaugh in that consolidated Appeal for the companion case (S- 6710).

     5.3  Access,  Information  and  Documents.
          (a) Prior to the Closing, the Sellers shall give to the Buyer and the Buyer's counsel, accountants and other representatives (collectively, the "Representatives") full access during normal business hours to all of the Real and Personal Property, and the Kensington Venture's Contracts, Leases, books, files, and records, and Sellers shall furnish to the Buyer at Buyer's cost copies of all such documents which the Buyer may reasonably request. In lieu of providing such access, the Sellers may elect to provide the Buyer with copies of such materials relating to the Kensington Venture as the Buyer may reasonably request. The Sellers shall have the right to redact from the books and records or copies so provided any information relating to business, properties or assets other than the Assets and business of the Kensington Venture. The Sellers may retain copies at Buyer's cost of all books and records which it may deliver to Buyer which relate to the Kensington Venture. The Sellers may use any data produced in connection with the Kensington Venture in connection with the Sellers' AJ Project, provided such use is not adverse to the Kensington Project.

          (b) The Sellers shall preserve the books, records and files of the Kensington Venture retained by Sellers, and all supporting vendors' invoices, and other records and materials relating to the Assets, for not less than six years after the Closing Date. The Buyer shall preserve and keep all books, records and files which pertain to the Assets and which may be delivered by Sellers to Buyer for not less than six years after the Closing Date. Before any of such books, records and files are disposed of by the Sellers or the Buyer, notice to such effect shall be given to the other party who shall have an opportunity, at its own cost and expense, to remove, within 30 days after the date of such notice, and to retain all or any such books, records and files. During the period such books, records and files are so required to be preserved and kept, duly authorized representatives of either party shall, on reasonable prior notice to the other party, have access thereto during normal business hours to examine, inspect, and copy such books, records and files.

          (c) The Buyer agrees that prior to Closing it shall hold in strict confidence, and cause its Representatives to hold in strict confidence, all information obtained from the Sellers under this Section 5.3 and shall not disclose, and shall not permit its Representatives to disclose, any portion of such information to any third party except for (i) information which, at the time of disclosure or thereafter, became or becomes generally known to the public through no act or omission of the Buyer; (ii) information that is already in possession of the Buyer free of any obligation of confidence to the Sellers or any other third party; (iii) information that became or becomes available to the Buyer from a third party who did not acquire such information under an obligation of confidentiality, either directly or indirectly; or (iv) information that was or becomes required to be disclosed by law, provided that the Buyer shall give prior written notice of such disclosure to the Sellers, use its best efforts to limit such disclosure and make such disclosure only to the extent so required.

     5.4 Employee  Matters.
          (a) For a period of 30 days after the Closing Date, Sellers shall use reasonable efforts to make available to Buyer at its request those employees of Sellers (not to exceed 4) who have been assigned to work exclusively or primarily upon activities of the Kensington Venture, to provide assistance to Buyer after the Closing Date in the transition of administration, management and permitting of the Assets. Buyer shall reimburse Sellers for the cost of such employees' services which may be requested from time to time by Buyer, on a per diem (or allocated portion) basis, determined by (i) the particular employee's salary, (ii) Sellers' expenses of holiday, vacation, illness and disability benefits, and other customary allowances applicable to the salary or wages of the employee, and
(iii) Sellers' expense for group life and medical insurance and other employer-paid benefits for the employee.

     5.5 Expenses. Each party hereto shall bear its respective expenses incurred in connection with the preparation, execution and performance of this Purchase Agreement and the transactions contemplated hereby, including, without limitation, all fees and expenses of agents, representatives, counsel and accountants.

     5.6 Buyer Payment of Cash Contributions. Prior to or at the Closing, the Buyer shall pay in full, without challenge or dispute, to the Sellers as Operator for the Joint Account of the Kensington Venture, all unpaid cash contributions for which there shall have been a call by Operator to Buyer pursuant to Section 5.2 of the Venture Agreement. Such cash contributions shall be credited to the Joint Account and applied or distributed in the wind-up of the Kensington Venture including, to the extent necessary, reimbursement of the Sellers for obligations of the Kensington Venture paid by the Sellers on behalf of the Buyer. To the extent that cash remains in the Kensington Venture Joint Account after such reimbursement and the final accounting for the Kensington Venture, the cash will be paid in equal amounts to the Sellers and the Buyer pursuant to Section 5.8 hereof.

     5.7 Prorations. Accrued but unpaid liabilities of the Kensington Venture, including ad valorem taxes, shall be prorated as of the Closing Date. Taxes for the current tax year shall be based upon the next prior year's taxes, without regard to change in assessment or levy, prorated to the Closing Date.

     5.8 Final Net Cash Adjustment. Final distribution of the Joint Account of the Kensington Venture may not be completed on or before the Closing, pending receipt of outstanding invoices, receipts and final accounting of the Joint Account. Within 45 days after Closing, Sellers will provide a statement of all final invoices paid on behalf of the Kensington Venture in accordance with GAAP modified by historic accounting practice for the Kensington Venture. If necessary, additional cash calls will be made to the parties. Any cash balance in the Joint Account, together with any remaining monetary assets net of any remaining monetary liabilities, after the final net cash adjustment, shall not be included in the Assets for purposes of this Purchase Agreement, and shall be distributed proportionately to Sellers and to Buyer.

     5.9 Socioeconomic Impact Mitigation. The Mitigation Agreement between the Kensington Venture and the City and Borough of Juneau, entered into in conjunction with the issuance by the City and Borough of Juneau of a Large Mine Conditional Use Permit for the Kensington Venture (a subject of the Appeal) provided for consideration of revenues from the AJ Project to mitigate socioeconomic impacts of the Kensington Venture. The parties shall cooperatively endeavor to obtain agreement with the City and Borough of Juneau to treat each project individually and independently in consideration of revenues to mitigate socioeconomic impacts. Buyer shall indemnify, defend , and hold harmless Sellers from any Loss attributable to consideration by the City and Borough of Juneau of revenues from the AJ Project to mitigate or offset the socioeconomic impacts of the Kensington Project as described in the Socioeconomic Impact Mitigation Agreement for the Kensington Venture and supported by Findings 23 and 24 of the Kensington Large Mine Conditional Use Permit issued by the City and Borough of Juneau.

     5.10 Purchase of Certain Assets by the Sellers. Attached as Schedule 5.10 is an inventory of equipment commonly owned in undivided interests by Sellers independently of the Kensington Venture and by the Kensington Venture,
respectively. The depreciated book value of the interest therein of the Kensington Venture as shown on the books of the Kensington Venture, and the 50% share of that value attributed to Buyer as a Participant also are shown on
Schedule 5.10. The interest of the Kensington Venture in that equipment shall be acquired by Echo Bay Alaska Inc. upon termination of the Kensington Venture by payment by Sellers to Buyer of an amount equal to Buyer's 50% share of the value of Kensington Venture's interest. Buyer at Closing shall execute a bill of sale for the interest conveyed by it, in the form attached in Schedule 5.10 at 5.10-6 without representation or warranty of title, except against those claiming or to claim by, through or under Buyer.

                                   ARTICLE VI

                             CONDITIONS TO CLOSING

6.1 Conditions Precedent to Obligations of the Buyer. The obligation of the Buyer to proceed with the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions (any one or more of which may be waived in whole or in part by the Buyer at the Buyer's option):

          (a) Representations and Warranties. The representations and warranties of the Sellers contained in this Purchase Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, and the Buyer shall have received a certificate to such effect signed by the President of the Sellers;

          (b) Performance and Compliance. The Sellers shall have materially performed all of the covenants and complied with all of the provisions required by this Purchase Agreement to be performed or complied with by it on or before the Closing Date, and the Buyer shall have received a certificate to such effect signed by the President of the Sellers;

          (c) Opinion of Counsel. The Buyer shall have received from Terry N. Fiske, Vice President and General Counsel (USA) for the Sellers, an opinion dated the Closing Date in form and substance reasonably satisfactory to the Buyer, with respect to the matters set forth in Sections 3.1, 4.9 and 4.10 and with respect to such other matters as the Buyer may reasonably request;

          (d) Satisfactory Instruments. Any instruments and documents required on the Sellers' part to effectuate and consummate the transactions contemplated hereby shall be delivered to the Buyer and shall be in form and substance reasonably satisfactory to the Buyer's counsel;

          (e) Consents. Any consents necessary to prevent a material default from occurring under any Contracts or Leases shall have been obtained by the Sellers;

          (f) Litigation. No Judgment shall be in effect which restrains or prohibits the transactions contemplated hereby or which would limit or adversely effect the Buyer's ownership or control of the Sellers' Interest in the Assets, except for the Appeal, and other than informal threats by public interest groups to challenge future permits, there shall not be pending or threatened, by or before any judicial or Government Authority, any action or proceeding challenging any of the transactions contemplated by this Purchase Agreement or which might affect the Buyer's right to own the Sellers' Interest in the Assets, or to operate the Real Property after the Closing Date;

          (g) Approval of Boards of Directors. This Purchase Agreement and all transactions contemplated hereby shall have been duly approved by all required corporate action on the part of the Boards of Directors of the Buyer and the Sellers;

          (h) No Material Adverse Change. There shall have been no material adverse change since the Balance Sheet Date in the operations, Assets, prospects or condition (financial or otherwise) of the Kensington Venture; and

          (i)  Assignment  Instruments.  The  Sellers  shall have  executed  and delivered to the Buyer the Assignment Instruments, except the Consents for assignment of Permits for which provision is made in Section 2.9 for post-Closing acquisition.


     6.2 Conditions Precedent to the Obligations of the Sellers. The obligation of the Sellers to proceed with the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions (any one or more of which may be waived in whole or in part by the Sellers at the Sellers' option):

          (a) Representations and Warranties. The representations and warranties of the Buyer contained in this Purchase Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, and the Buyer shall have delivered to the Sellers a certificate of the President of the Buyer to such effect;

          (b) Performance and Compliance. The Buyer shall have materially performed all of the covenants and complied with all the provisions required by this Purchase Agreement to be performed or complied with by it on or before the Closing Date, and the Buyer shall have delivered to the Sellers a certificate of the President of the Buyer to such effect;

          (c) Opinion of Counsel for Buyer. The Sellers shall have received from Freedman, Levy, Kroll & Simonds, counsel for the Buyer, an opinion dated the Closing Date in form and substance reasonably satisfactory to the Sellers with respect to the matters set forth in Section 3.1 and with respect to such other matters as the Sellers may reasonably request;

          (d) Satisfactory Instruments. All instruments and documents required on the part of the Buyer to effectuate and consummate the transactions contemplated hereby shall be delivered to the Sellers and shall be in form and substance reasonably satisfactory to the Sellers' counsel;

          (e) Litigation. No Judgment shall be in effect which restrains or prohibits the transactions contemplated hereby and there shall not be pending or threatened, by or before any judicial or Government Authority, any action or proceeding challenging any of the transactions contemplated by this Purchase Agreement.

          (f) Approval of Board of Directors. This Purchase Agreement and all transactions contemplated hereby shall have been duly approved by all required corporate action on the part of the Boards of Directors of the Buyer and the Sellers; and

          (g) Buyer Payment of Cash Contributions. Prior to or at the Closing, the Buyer shall have paid the cash contribution calls as provided in Section 5.6.

     6.3 Termination.

          (a) When Agreement May Be Terminated. This Purchase Agreement may be terminated at any time prior to the Closing:

               (i) by mutual consent of the Buyer and the Sellers; or

               (ii) by the Buyer if there has been a material misrepresentation by the Sellers hereunder or a material breach by the Sellers of any of their representations and warranties set forth herein, or if any of the conditions specified in Section 6.1 hereof shall not have been satisfied; or

               (iii) by the Sellers if there has been a material misrepresentation by the Buyer hereunder or a material breach by the Buyer of any of its warranties or representations set forth herein or if any of the conditions specified in section 6.2 hereof shall not have been satisfied; or

               (iv) by the Buyer or the Sellers if the Closing shall not have occurred prior to August 1, 1995, unless such date is extended by mutual consent of the Buyer and the Sellers.

          (b) Effect of Termination. In the event of the termination of this Purchase Agreement by either the Sellers or the Buyer as provided above, this Purchase Agreement shall forthwith terminate, except for the obligations set forth in Sections 5.3, 5.5, 5.6, 9.4 and the confidentiality provisions of Sections 5.3(c), 4.1 and 4.4(c), and there shall be no liability on the part of either the Sellers or the Buyer, except for liabilities arising from a material misrepresentation or material breach as specified in Section 6.3(a).

          (c) Materiality. The materiality of an alleged breach or an alleged misrepresentation proffered by one of the parties as justification for termination of this Purchase Agreement pursuant to Section 6.3(a) shall be determined based on an objective, reasonable person standard, such that an alleged breach or alleged misrepresentation shall not be considered "material" unless a reasonable person in the position of prudence and business judgment such as is exercised by similarly situated business persons, would not have entered into this Purchase Agreement with knowledge of the occurrence of the act, omission or representation alleged to constitute a material breach or material misrepresentation justifying termination.

                                  ARTICLE VII

                                INDEMNIFICATION

     7.1 Indemnification by the Sellers. The Sellers hereby agree to indemnify, defend and hold harmless the Buyer from and against:

          (a) any Loss, liability, claim, obligation, damage, cost, penalty or deficiency of or to the Buyer arising out of or resulting from (i) any material misrepresentation or material breach of warranty on the part of the Sellers contained in this Purchase Agreement, or (ii) any material breach by Sellers in the performance of their covenants, agreements, or obligations in this Purchase Agreement; and

          (b) any actions, Judgments, and expenses (including without limitation reasonable attorneys' fees and all other expenses incurred in investigating, preparing or defending any litigation, proceeding or investigation, commenced or threatened) incident to any of the foregoing or the enforcement of this Section 7.1, except as otherwise provided in Section 2.2(a) or elsewhere in this Purchase Agreement.

     7.2 Indemnification by the Buyer. The Buyer hereby agrees to indemnify, defend and hold harmless the Sellers from and against any of the following:

          (a) Any Loss, liability, claim, obligation, damage, cost, penalty, or deficiency of or to the Sellers arising out of or resulting from (i) any material misrepresentation or material breach of warranty on the part of the Buyer contained in this Purchase Agreement; (ii) any material breach or default by the Buyer in the performance of its covenants, agreements or obligations in this Purchase Agreement; (iii) the Assumed Obligations and Liabilities, (iv) activities on and conditions of the Real Property after the Closing Date, (v) reclamation of the Real Property.

          (b) Except for the exclusion set forth at the end of this Section 7.2(b), any Loss, liability, claim, obligation, damage, cost, or penalty (including, without limitation, reasonable attorneys' fees, experts' fees and other expenses incurred in defending against litigation or administrative enforcement action, either pending or threatened) arising out of or relating to any claim or cause of action which (1) arises in whole or part pursuant to any of the following:

               (i) Water Pollution Control Act (Clean Water Act), 33 USC ss.ss. 1251 et seq.;

               (ii) Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), 42 USC ss.ss. 9601 et seq.;

               (iii) Alaska Statutes Sec. 46.03.822 (Strict Liability for Release of Hazardous Substances);

               (iv) Resource Conservation and Recovery Act (RCRA), 42 USC ss.ss. 6901 et seq.;

               (v)       Clean Air Act, 42 USCss.ss.7401 et seq.;

               (vi)      Endangered Species Act, 16 USCss.ss.1531 et seq.;

               (vii) General Mining Law, 30 USC Chaps. 2,11,12,12A,15,16 and ss.ss. 151 and 162; and


any other federal, state or local law (including without limitation state or federal common law) concerning hazardous, toxic or waste materials or substances, protection or reclamation of land, water, air or the environment, or land management, now existing or hereafter enacted or created, any amendment to or reauthorization thereof, and all administrative rules, orders and regulations promulgated pursuant thereto (collectively "Environmental Laws"), and (2) is based on activities conducted or occurring on or in relation to the Real Property before or after the Closing Date. Buyer hereby releases any cause of action or claim against Sellers which it now has or may hereafter acquire under any Environmental Laws (including, without limitation, any such cause of action or claim for contribution or cost recovery under CERCLA) arising out of or relating to activities conducted or occurring on or in relation to the Real Property before or after the Closing Date. This indemnification excludes any fines or monetary civil penalties which are excepted from application of Section 2.2; and

          (c) Any actions, Judgments, and expenses (including reasonable attorneys fees and all other expenses incurred in investigating, preparing or defending any litigation or proceeding, commenced or threatened) incident to any of the foregoing or the enforcement of this Section 7.2.

     7.3 Representation, Cooperation and Settlement.

          (a) A party seeking indemnification pursuant to this Article VII (an "Indemnitee") shall give prompt written notice to the party from whom indemnification is sought (an "Indemnitor") of any claim asserted against such Indemnitee which might give rise to a claim by such Indemnitee against such Indemnitor based on these indemnity provisions, stating the nature and basis of the claim and the amount (or a good faith estimate) thereof.

          (b) An Indemnitor shall have full responsibility and authority with respect to the disposition of any action, suit or proceeding brought against an Indemnitee with respect to which such Indemnitor may have liability under these indemnity provisions (an "Action"); provided that if such Indemnitor shall fail or refuse to exercise such responsibility and authority within a reasonable time after receiving notice from the Indemnitee of such Action, then such Indemnitee may do so at such Indemnitor's expense. If any Action is brought against an Indemnitee which is defended by an Indemnitor, such Indemnitee shall have the right, at its own expense, to be represented by counsel of its own choosing and with whom counsel for such Indemnitor shall confer in connection with the defense of any such Action. If an Action is brought by a third party, each of the Indemnitee and Indemnitor shall make available to the counsel and accountants of the other all of its books and records relating to such Action, and the parties agree to render to each other such assistance as may reasonably be requested in order to insure the proper and adequate defense of any such Action. With regard to litigation of third parties for which the Buyer or the Sellers is entitled to indemnification, such indemnification shall be paid by the indemnifying party upon: (i) the entry of a Judgment against the Indemnitee and the expiration of any applicable appeal period; (ii) the entry of an unappealable Judgment or final appellate Judgment against the Indemnitee; or
(iii) a settlement with the
consent of the Indemnitor, which consent shall not be unreasonably withheld, provided that no such consent need be obtained if the Indemnitor fails or refuses to respond to the notice, as provided above.

     7.4 Determination of Indemnification Amounts and Related Matters.

          (a) The  respective  liability of either  Buyer or Sellers  under this
Article VII shall be limited to Losses exceeding in the aggregate $100,000 (the "Deductible"), and the Indemnitor shall have no liability under this Article VII for Losses constituting the Deductible.

          (b) Losses indemnified under this Article VII shall not include consequential damages.

          (c) In calculating amounts payable to an Indemnitee hereunder, the amount of the indemnified Losses shall be reduced by the amount of any insurance proceeds paid to the Indemnitee for such Losses.

                                  ARTICLE VIII

                   COVENANTS OF THE PARTIES AFTER THE CLOSING

     8.1 Further Assurances. From time to time after the Closing Date, upon the request of the Buyer, the Sellers shall (i) make available to the Buyer any records, documents or other information relating to the Assets and retained by the Sellers and (ii) execute, deliver and acknowledge all such further instruments of transfer and conveyance and take all such other actions as the Buyer may reasonably require to more effectively transfer the Sellers' Interest in the Assets to the Buyer. The parties further agree to execute, deliver and acknowledge all other documents which are necessary or reasonable to fully consummate this Purchase Agreement and the purposes of the parties hereunder.

     8.2 Delivery of Payments and Documents. From and after the Closing, the Sellers, as promptly as practicable after receipt thereof, shall, properly endorse (if necessary) and deliver to the Buyer any payments or documents received by the Sellers on account of any item constituting a part of the Assets or otherwise relating to the Kensington Venture.

                                   ARTICLE IX

                                 MISCELLANEOUS

     9.1 Publicity.

          (a) This Purchase Agreement shall not be recorded, and except as provided in Section 9.1(b), its provisions shall not be disclosed by any party, or by its directors, officers, or representatives, without the consent of the other party, except for enforcement by judicial process. However, the Sellers and the Buyer shall consult and cooperate with each other with respect to the content and timing of any press releases and other public announcements, and any oral or written statements to the Sellers' or the Buyer's employees or stockholders concerning this Purchase Agreement and the transactions contemplated hereby. Neither the Sellers nor the Buyer shall make any such release, announcement, or statements without the prior written consent of the other, which shall not be unreasonably withheld or delayed; provided, however, that the Sellers and the Buyer may at any time make any announcement required by any Law or Environmental Law so long as such party, promptly upon learning of such requirement, notifies the other of such requirement and consults with the other in good faith with respect to the wording of such announcement.

          (b) The parties at Closing shall execute a Memorandum of this Purchase Agreement in the form of Exhibit F attached hereto, which shall be forthwith recorded by Buyer in the records of the City and Borough of Juneau, Alaska, and a photo copy of the recorded form shall be provided to Sellers. Photocopies of that Memorandum may be delivered by either of the parties to such other parties as Buyer or Sellers may choose.

     9.2 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and received upon receipt on a business day, and on the next business day if delivered on other than a business day, prepaid in all cases other than telefax, addressed to the other party at the following addresses, or telefax numbers in the case of a telefax (or at such other address or telefax number as shall be given in writing by any party to the others):

          If to the Buyer, to:

                           Coeur Alaska, Inc.
                           505 Front Avenue
                           Post Office I
                           Coeur d'Alene, Idaho 83814
                           Telephone (208) 667-3511
                           Telefax (208) 667-2213
                           Attn: Dennis E. Wheeler
                                 Chairman, President and
                                 Chief Executive Officer

                           With a copy to:

                           William F. Boyd, Esq.
                           Coeur d'Alene Mine Corporation
                           505 Front Avenue
                           Post Office I
                           Coeur d'Alene, Idaho 83814
                           Telephone (208) 667-0613
                           Telefax (208) 765-2943

                                      and

                           Walter Freedman, Esq.
                           Freedman, Levy, Kroll & Simonds
                           1050 Connecticut Avenue, N.W.
                           Suite 825
                           Washington, D.C. 20036
                           Telephone (202) 457-5101
                           Telefax (202) 457-5151

          If to the Sellers, to:

                           Echo Bay Mines
                           370 Seventeenth Street (Suite 4050)
                           Denver, Colorado 80202
                           Telephone (303) 592-8055
                           Telefax (303) 892-5615
                           Attn: Richard C. Kraus
                                 President and
                                 Chief Executive Officer
                           with a copy to:

                           Echo Bay Mines
                           370 17th Street (Suite 4050)
                           Denver, Colorado  80202
                           Telephone  (303) 592-8000
                           Telefax (303) 592-8070
                           Attn:  Vice President and Controller

                                      and

                           Echo Bay Alaska Inc.
                           3100 Channel Drive, Suite #2
                           Juneau, Alaska  99801
                           Telephone  (907)586-4161
                           Telefax (907) 463-5740
                           Attn:  General Manager

     9.3 Successors and Assigns. This Purchase Agreement and all rights and powers granted hereby shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     9.4 Governing Law. This Purchase Agreement shall be governed by and interpreted in accordance with the internal laws but not the conflicts of laws rules of the State of Alaska.

     9.5 Pre-closing Casualty Loss. If there occurs Loss or damage to any of the Personal Property in which the Sellers' Interest in Assets is to be sold to Buyer hereunder, or to any of the surface facilities upon the Real Property, resulting from fire, theft, earthquake, flood, storm, explosion or other casualty subsequent to the date of this Purchase Agreement and prior to Closing, the Purchase Price for the Sellers' Interest in the Assets shall be reduced by 50% of the amount of loss of value of those Assets caused by such casualty. If the parties are unable to agree upon that loss of value they shall select an independent appraiser to designate it, and the costs of the appraisal shall be borne equally by them.

     9.6 Removal of Indicia. As soon as practicable, but not later than 45 days after the Closing, the Buyer will remove, obliterate or destroy and no longer use any of the Sellers' identification or trademarks, signs or emblems of any kind and character, located at the facilities or offices of the Kensington Project or elsewhere, or on the Assets or used in the sale of Products of the Real Property.

     9.7 Counterparts. This Purchase Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

     9.8 Amendment. To be effective, any amendment or waiver to this Purchase Agreement must be in writing and signed by the party against whom enforcement of the same is sought.

     9.9 Severability. If any portion of this Purchase Agreement shall for any reason be held by a court of competent jurisdiction to be invalid and unenforceable, the valid and enforceable provisions will continue to be given effect and bind the parties hereto.

     9.10 Entire Agreement. This Purchase Agreement and the Exhibits and Schedules hereto, each of which is hereby incorporated herein, set forth all of the promises, covenants, agreements, conditions and undertakings between the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written.

     This Venture Termination and Asset Purchase Agreement executed as of the date first stated above.

Attest:                    COEUR ALASKA, INC.

/s/William F. Boyd         By:/s/Dennis E. Wheeler
- ------------------         -----------------------
William F. Boyd              Dennis E. Wheeler
Secretary                    Chairman, President and
                             Chief Executive Officer

Attest:                    ECHO BAY ALASKA INC.

/s/Terry N. Fiske          By: /s/Peter H. Cheesbrough
- -----------------          ---------------------------
Asst. Secretary
                             Peter H. Cheesbrough
                             Senior Vice President and
                             Chief Financial Officer

Attest:                    ECHO BAY EXPLORATION INC.

/s/Terry N. Fiske          By: /s/Peter H. Cheesbrough
- ------------------         ---------------------------
Asst. Secretary
                             Peter H. Cheesbrough
                             Senior Vice President and
                             Chief Financial Officer

Full performance and satisfaction by Buyer of all obligations representations, warranties, covenants, and indemnifications pursuant to the foregoing Purchase Agreement is unconditionally guaranteed by Coeur D'Alene Mines Corporation.

Attest:                    COEUR D'ALENE MINES CORPORATION

/s/William F. Boyd         By:/s/Dennis E. Wheeler
- ------------------         -----------------------
William F. Boyd              Dennis E. Wheeler
Secretary                    Chairman, President and
                             Chief Executive Officer

Full performance and satisfaction by Sellers of all obligations representations, warranties, covenants, and indemnifications pursuant to the foregoing Purchase Agreement is unconditionally guaranteed by Echo Bay Mines Ltd.

Attest:                    ECHO BAY EXPLORATION INC.

/s/Terry N. Fiske          By: /s/Peter H. Cheesbrough
- ------------------         ---------------------------
Asst. Secretary
                             Peter H. Cheesbrough
                             Senior Vice President and
                             Chief Financial Officer

                                   EXHIBIT A
                                       TO
                              VENTURE TERMINATION
                                      AND
                            ASSET PURCHASE AGREEMENT

                                      DEED

     This Deed dated and effective ________________, 1995 from Echo Bay Exploration Inc. and Echo Bay Alaska Inc. (collectively the "Sellers"), each a Delaware corporation qualified to do business in the State of Alaska, with offices at 3100 Channel Drive, Juneau, Alaska 99801, to Coeur Alaska, Inc. ("Buyer"), a Delaware corporation qualified to do business in the State of Alaska, with offices at 505 Front Avenue, Coeur d'Alene, Idaho 83814.

     For $100.00 and other good and valuable consideration, the receipt and adequacy of which are acknowledged, Sellers grant, transfer and convey to Buyer all of Sellers' right, title and interest (being an undivided 50%) in and to those real properties in the Juneau Recording District, State of Alaska described in Attachment I (the "Properties"), to have and to hold to Buyer, its successors and assigns.

     This Deed is granted pursuant to a Venture Termination and Asset Purchase Agreement between Buyer and Sellers dated as of June 30, 1995, ("Purchase Agreement"), a memorandum of which is to be recorded in the records of the Juneau Recording District, State of Alaska. Pursuant to the Purchase Agreement, Sellers represent that the interest conveyed hereby is free and clear of all liens, interests and claims of third parties created or claimed by, through or under Sellers other than the following:

     a.  Liens  arising  from or imposed by the  conduct of the  business of the
         Kensington   Venture,    including   without    limitation,    inchoate
         materialmen's, mechanic's, workmen's, repairmen's or other like liens;

     b.  Liens for taxes not yet delinquent;

     c. Rights reserved by any government authority to regulate the affected Properties;

     d.  Interests  of  lessors  of  leased   Properties  and  liens,   security
         interests, or other encumbrances affecting their interests; and

     e. Any liens that do not in any material respect, individually or in the aggregate, adversely affect or impair the value or use of the Properties as currently being used for the Kensington Venture in the ordinary course of its business.

     Sellers do not make and Sellers disclaim any and all warranties, express or implied, with respect to the validity or status of the patented and unpatented mining and millsite claims, state claims, and agreements (for which no representation or warranty of assignability is given), their condition, serviceability or fitness for a particular purpose. Sellers give no other representations or warranties, but Buyer shall have full substitution and subrogation in and to all rights and actions in warranty which Sellers may have as to the Properties.

     Sellers agree to execute and deliver any additional document or do any other act as may be necessary to carry out the intent of this Deed and the Purchase Agreement, including, without limitation, execution of a corrective Deed if errors in the descriptions are disclosed for any of the Properties.

     Executed and delivered as of the date first stated above.

Attest:                    ECHO BAY ALASKA INC.


- ---------------------      By:---------------------------
Asst. Secretary              Richard C. Kraus
                             President and Chief Executive
                             Officer

Attest:                    ECHO BAY EXPLORATION INC.

- ---------------------      By:----------------------------
Asst. Secretary               Richard C. Kraus
                              President and Chief Executive
                              Officer

                                ACKNOWLEDGMENTS

STATE OF COLORADO               )
CITY AND                        ) ss:
COUNTY OF DENVER                )

On this ______ day of __________,1995, before me, personally appeared Richard C. Kraus, who acknowledged himself to be President and Chief Executive Officer of Echo Bay Alaska Inc., a Delaware corporation, and that he, as such President and Chief Executive Officer being authorized to do so executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation.

- ---------------------------
Notary Public
Commission Expires:--------------


STATE OF COLORADO               )
CITY AND                        ) ss:
COUNTY OF DENVER                )

On this ______ day of __________,1995, before me, personally appeared Richard C. Kraus, who acknowledged himself to be President and Chief Executive Officer of Echo Bay Exploration Inc., a Delaware corporation, and that he, as such President and Chief Executive Officer being authorized to do so executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation.

- ---------------------------
Notary Public
Commission Expires:--------------

                                   EXHIBIT B
                                       TO
                              VENTURE TERMINATION
                                      AND
                            ASSET PURCHASE AGREEMENT

                                  BILL OF SALE


     In consideration of $100.00 and other valuable consideration, the receipt and adequacy of which are acknowledged, ECHO BAY EXPLORATION INC. and ECHO BAY ALASKA INC., herein referred to as Sellers, hereby sell and deliver to COEUR ALASKA, INC., herein referred to as Buyer, all of Sellers' right, title and interest in that personal property described in Attachment I hereto, located at the Kensington Mine site [general map location U.S.G.S. Quadrangle Juneau (D-4), Alaska], except as otherwise indicated on Attachment I, which was heretofore owned by or held for the use of the Kensington Venture, in which Buyer and Sellers were participants. The Kensington Venture has been terminated and this Bill of Sale is made pursuant to a Venture Termination and Asset Purchase Agreement dated June 30, 1995 among Buyer and Sellers.

     This Bill of Sale is without warranty of title except that the personal property is free and clear of all liens, interests and claims of third parties created or claimed by, through or under Sellers other than Permitted Liens as defined in the Venture Termination and Asset Purchase Agreement. The Sellers do not make and Sellers disclaim any and all warranties, express or implied, with respect to the condition or serviceability of the personal property or its fitness for a particular purpose, and Sellers convey and deliver the personal property to the Buyer where is, as is, with all defects, deficiencies and faults. Some of the personal property is in fair to poor condition and inoperable.

IN WITNESS WHEREOF, Echo Bay Exploration Inc., and Echo Bay Alaska Inc. have executed this Bill of Sale on July _____, 1995.

                                       ECHO BAY EXPLORATION INC.
                                       ECHO BAY ALASKA INC.

                                       By:-------------------------
                                       Title:----------------------

STATE OF COLORADO               )
CITY AND                        ) ss:
COUNTY OF DENVER                )

     THIS IS TO CERTIFY that on this _____ day of July, 1995, before me the undersigned, a Notary Public in and for the State of Colorado, duly commissioned
and       sworn,        personally       appeared        ______________________,
___________________________ of Echo Bay Exploration Inc. and Echo Bay Alaska Inc., to me known and known to me to be the identical individual described in and who executed the within BILL OF SALE and acknowledged that he signed the same as his free and voluntary act and deed, for the uses and purposes therein mentioned.

     WITNESS my hand and official seal the day, month, and year last above written.

                                               --------------------------------
                                               Notary Public, State of Colorado
                                               My Commission Expires:___________

                                   EXHIBIT C

                                       TO
                              VENTURE TERMINATION
                                      AND
                            ASSET PURCHASE AGREEMENT


                                  ROYALTY DEED

          This Royalty Deed, effective _________, 1995 (the "Effective Date"), by Coeur Alaska, Inc., a Delaware corporation with executive offices at 505 Front Avenue, Coeur d'Alene, Idaho 83814 ("Coeur") to Echo Bay Exploration Inc., a Delaware corporation with executive offices at Suite 4050, 370 17th Street, Denver, Colorado 80202 ("Echo Bay").

                                    Recitals

          Coeur and Echo Bay are parties to a Venture Termination and Asset Purchase Agreement, dated as of June 30, 1995 (the "Purchase Agreement"), pursuant to which Echo Bay and its affiliate Echo Bay Alaska Inc. have sold and Coeur has purchased Echo Bay's and Echo Bay Alaska Inc.'s combined undivided 50% interest in certain real properties in Juneau, Alaska, formerly constituting assets of the Kensington Venture between those parties, which properties are described in Attachment I to this Royalty Deed (the "Properties"). Pursuant to the Purchase Agreement, and as part of the consideration for that sale of interests to Coeur, Coeur agreed to convey to Echo Bay a Net Returns Royalty interest in 100% of gold produced from the Properties to a maximum of 1,000,000 troy ounces of gold.

                                    Royalty

          For valuable consideration, the receipt and sufficiency of which are acknowledged, Coeur hereby grants and covenants to Echo Bay as follows:

     1. Grant of Royalty Interest. Coeur hereby grants and conveys to Echo Bay, its successors and assigns, a Net Returns Royalty in gold produced from the Properties, payable on the terms and conditions herein specified. The Net Returns Royalty payable to Echo Bay shall be equal to the Effective Rate (defined in Section 3) of Net Returns (defined in Section 4) from the sale or deemed sale of all gold and gold-bearing substances in any form, including dore, other concentrates, smelted or refined product or bullion produced from the Properties ("Gold Minerals").

     2. Commencement of Royalty Payments and Termination of Royalty. Payments of the Net Returns Royalty shall commence when Coeur shall have received Proceeds equal to the sum of Thirty Two Million Five Hundred Thousand (U.S.) Dollars ($32,500,000) plus Coeur's Construction Investment (the two amounts collectively referred to as "Recoupment"). The Net Returns Royalty shall terminate when Echo Bay shall have received payments of Net Returns Royalty on sale of one million troy ounces of gold or contained gold in Gold Minerals produced from the Properties. As used in this Royalty Deed, "Proceeds" means (i) the total of Net Returns (as defined in Section 4) received by Coeur, and its successors and assigns as owners of the Properties, from the sale or deemed sale of Gold Minerals from the Properties , (ii) any revenue from sale of capital assets, equipment and machinery the cost or amortized cost or depreciation of which shall have been included in Coeur's Construction Investment, and (iii) any insurance proceeds for which the premium was included in Coeur's Construction Investment.

Proceeds shall be a credit for Recoupment whether received by Coeur before or after Commencement of Commercial Production.

As used in this Royalty Deed, "Coeur's Construction Investment" means the following expenditures determined in accordance with generally accepted accounting principles for metallic mining ventures within the United States applied on a consistent basis (hereinafter "GAAP"), which are incurred by Coeur after the Effective Date:

          (a) Direct capital costs for the construction of a mine and processing facility on the Properties, incurred prior to the Commencement of Commercial Production (defined below) including:

               (i) construction of a mine and mill, beneficiation facility, or processing plant to produce and mill, treat or process Gold Minerals produced from the Properties;

               (ii) mining and milling or other processing equipment and machinery for the facilities referred to in subsection 2.(a)(i); and

               (iii) construction of ancillary works such as roads, utilities, tailings disposal facilities, and camp facilities to serve the Properties.

          (b) The following operating costs incurred by Coeur after the Commencement of Commercial Production and prior to Recoupment:

               (i) Mining Costs. Costs incurred by Coeur in exploring for, mining, extracting, removing and transporting to a mill Gold Minerals produced from the Properties. Such costs shall include, without limitation, those incurred for labor, machinery operation, fuel, explosives and other materials, exploration drilling, developmental or ore delineation drilling, allowance for depreciation and amortization of mining equipment and machinery acquired after the Commencement of Commercial Production, payment of other royalties burdening the Properties on the Effective Date, and an allowance for future costs, (pro-rata based upon recoverable ounces of gold in proven and probable reserves as determined by the feasibility study) anticipated to be incurred by Coeur in reclaiming the Properties in accordance with applicable laws and regulations. Mining costs shall not include depletion or income taxes.

               (ii) Milling and Processing Costs. Costs incurred in milling or processing Gold Minerals produced from the Properties at Coeur's mill or produced from the Properties at Coeur's mill or central processing facility utilized by Coeur to process Gold
                      Minerals produced from the Properties, if any, (hereinafter referred to as the "Mill").

               (iii) General and Administrative Costs. Costs properly allocable to the administration of the Properties, and the production of Gold Minerals therefrom, but not including any general and administrative costs incurred with respect to operations of Coeur or its affiliates not directly related to the administration of the Properties or the production of Gold Minerals therefrom.

               (iv) Selling Costs. Costs incurred in connection with the marketing of Gold Minerals produced from the Properties other than any costs deducted pursuant to subsection 4(b).

               (v) Taxes. All taxes levied against Coeur's operation of the Properties, excluding income taxes and any taxes deductible under subsection 4(b)(iii) but including mining and property

          (c) Exploration and Development Costs. Costs incurred by Coeur after the Effective Date hereof and prior to Commencement of Commercial Production with respect to exploring and developing the Properties and all matters connected therewith including, but not limited to, costs relating to geological, geochemical and geophysical studies, exploration and developmental drilling, sampling and assaying, mine design and development, acquisition of mining or processing equipment or machinery, direct expenses of making application for and obtaining environmental and regulatory permits from government agencies (including reasonable attorney's fees, but excluding expenses of negotiations or obligations attributable to agreements or concessions to private parties or non-governmental organizations other than for bona fide services or materials for exploration or development of the Properties), and any other costs which would be included within mining costs and/or milling and processing costs if such costs were incurred after the Commencement of Commercial Production.

If any of the costs otherwise includible in Coeur's Construction Investment are incurred partly for the benefit of any other properties or interests of Coeur, only the portion of such costs reasonably attributable to development and operation of the Properties in accordance with GAAP shall be included in Coeur's Construction Investment.

As used in this Royalty Deed, "Commencement of Commercial Production" means the earliest to occur of:

               (1) the first day of the calendar quarter following the quarter in which from the Properties or Gold Minerals produced therefrom are produced for a period of thirty consecutive days at a production rate of at least 90% of the design capacity of the Production Facility, or

               (2) the date when Coeur declares Commencement of Commercial Production for its accounting, corporate reporting, or announcement purposes.

By the 30th day after each calendar quarter, commencing the third quarter of 1995, until Commencement of Commercial Production, Coeur shall provide to Echo Bay a detailed account, certified by Coeur's chief financial officer, of all costs included in the accrual of Coeur's Construction Investment during that quarter. Coeur shall notify Echo Bay of the date on which the Commencement of Commercial Production occurs within 30 days after of such occurrence, and Coeur shall provide to Echo Bay with such notice (i) a statement of the total amount of Coeur's Construction Investment and (ii) a detailed account certified by its chief financial officer, of all costs included in Coeur's Construction Investment, which may include by incorporation the prior quarterly reports. After Commencement of Commercial Production and before commencement of payments upon the Net Returns Royalty, Coeur will provide to Echo Bay detailed quarterly accounts by the 30th day following each calendar quarter, certified by Coeur's chief financial officer, showing the amounts and basis of credits toward Recoupment until

Recoupment is achieved. All accounts and records of Coeur from which calculations of Coeur's Construction Investment and Recoupment are or may be made or verified shall be kept in accordance with GAAP, and they shall be retained for not less than one year after Recoupment has been achieved. All such accounts and records shall be available upon reasonable notice and at reasonable times for audit by Echo Bay or on its behalf.

     3. Royalty Rate. The rate of Net Returns Royalty payable to Echo Bay (the "Effective Rate") shall vary with the Monthly Average Gold Price for the calendar month in which the royalty accrues, as follows:

                    Monthly Average                  Effective Rate
                    Gold Price
                    ---------------                  ---------------
                    Less than $400                           0%
                    $400 - $424.99                         1.0%
                    $425 - $449.99                         1.5%
                    $450 - $474.99                         2.0%
                    $475 and greater                       2.5%

As used in this Royalty Deed, "Monthly Average Gold Price" shall mean the average London Bullion Market Association P.M. Gold Fix, calculated by dividing the sum of all such prices reported for the calendar month by the number of days for which such prices were reported. If the London Bullion Market Association P.M. Gold Fix ceases to be published, all such references shall be replaced with references to prices of gold for immediate delivery in the most nearly comparable established market as such prices are published in Metals Week or a similar publication.

     4. Determination of Net Returns Royalty Payments. The amount of the Net Returns Royalty payable to Echo Bay shall be equal to the Effective Rate of Net Returns. As used in this Royalty Deed, "Net Returns" means the Gross Returns less Allowable Deductions.

          a) As used in this Royalty Deed, "Gross Returns" means:

               (i) If Coeur causes refined gold (meeting the specifications of the London Bullion Market

                      Association) to be produced from ores mined from the Properties, the refined gold shall be deemed to have been sold at the Monthly Average Gold Price for the month in which it was produced, and the Gross Returns shall be determined by multiplying Gold Production during the calendar month by the Monthly Average Gold Price. As used herein, "Gold Production" shall mean the quantity of refined gold outturned to Coeur's account by an independent third-party refinery for gold produced from the Properties during the calendar month on either a provisional or final settlement basis.

               (ii) If Coeur sells other Gold Minerals such as ores, dore or concentrates produced from ores mined from the Properties to an unaffiliated third party, the Gross Returns shall be equal to the gross amount of the proceeds actually received by Coeur from the sale of such ore, dore or concentrate.

               (iii) If Coeur sells other Gold Minerals such as ores, dore or concentrates produced from ores mined from the Properties to an affiliated party, the Gross Returns shall be determined as provided in Subsections 4(a)(i) based on the quantity of gold, contained in such ores, dore or concentrates actually received by Coeur from the sale of such ore, dore, or concentrates.

     If outturn of refined gold is made by an independent third party refinery on a provisional basis, the Gross Returns shall be based upon the amount of such provisional settlement, but shall be adjusted in subsequent statements to account for the amount of refined gold established by final settlement by such refinery.

          (b) As used in this Royalty Deed, "Allowable Deductions" means the following costs, charges and expenses paid or incurred by Coeur with respect to produced Gold Minerals after such Gold Minerals leave the Properties:

               (i)    third-party charges for treatment in
                      milling,   smelting   or  refining   processes   including
                      sampling, assaying and representation costs, penalties, and other processor deductions;

               (ii) actual costs of transportation of Gold Minerals from the Properties to the place of treatment and then to the place of sale; and

               (iii) sales, use, severance, net proceeds of mine, and any other tax on or measured by production of Gold Minerals (but excluding any tax on net income).

     5. Trading Activities. Coeur shall have the right to engage in forward sales, future trading or commodity options trading, and other price hedging, price protection, and speculative arrangements ("Trading Activities") which may involve the possible delivery of gold, produced from the Properties. Echo Bay shall not be entitled to participate in the proceeds or be obligated to share in any losses generated by Coeur's Trading Activities.

     6. Payment of Royalty. The Net Returns Royalty shall become due and payable quarterly on the last day of the calendar month next following the last day of the calendar quarter in which the same accrues. Net Returns Royalty payments shall be accompanied by a statement showing in reasonable detail the quantities and grades of the Gold Minerals produced and sold or deemed sold by Coeur in the preceding calendar quarter; the average monthly price determined as herein provided for refined gold on which Net Returns Royalty is due; Allowable Deductions; and other pertinent information in sufficient detail to explain the calculation of the Net Returns Royalty payment.

     7. Royalty on Stockpiled Dore. Each quarterly royalty statement shall also list the quantity and quality of any gold dore which has been retained as inventory for more than 60 days. Echo Bay shall have 15 days after receipt of the statement to either:

          (a) request that the dore be deemed sold as provided in Subsection 4(a) above as of such fifteenth day utilizing the mine weights and assays for such dore and utilizing a deemed charge for Allowable Deductions, which shall be based upon the most recent charges to Coeur for such services by an unaffiliated third party; or

          (b) elect to wait until the time that refined gold from such dore is actually outturned to Coeur or such dore is sooner sold by Coeur.

The failure of Echo Bay to respond within such time shall be deemed to be an election under Subsection 7(b) above. No Net Returns Royalty shall be due with respect to stockpiles of ores or concentrates unless and until such ores or concentrates are actually sold.

     8. Audit, Challenge and Finality of Royalty Payments. All books and records used by Coeur to calculate the Net Returns Royalty shall be kept in accordance with GAAP. Echo Bay shall have the right, upon reasonable notice and at reasonable times, to have conducted an audit of Coeur's accounts and records relating to the calculation of the Net Returns Royalty, by an independent firm of certified public accountants reasonably acceptable to Coeur. If such independent audit determines that there has been a deficiency or an excess in the payment made to Echo Bay such deficiency or excess shall be resolved by adjusting the next quarterly Net Returns Royalty payment due hereunder. Echo Bay shall pay all costs of such audit unless a deficiency of ten percent or more of the amount due is determined to exist. Coeur shall pay the costs of such audit if a deficiency of ten percent or more of the amount due is determined to exist. All Net Return Royalty payments shall be considered final and in full satisfaction of all obligations of Coeur with respect thereto unless Echo Bay gives Coeur written notice describing and setting forth a specific objection to the calculation thereof within one year after receipt by Echo Bay of the quarterly statement. Failure on the part of Echo Bay to make claim on Coeur for adjustment in the one-year period specified in this section shall establish the correctness of such statement and preclude the filing of exceptions thereto or making of claims for adjustment thereon.


     9. Operations. Coeur, by the grant of this Net Returns Royalty or otherwise, shall not be deemed subject to any duty to diligently explore for or produce Gold Minerals from the Properties, and the timing, manner, method and amounts of such exploration and production shall be in the sole discretion of Coeur.

     10. Commingling of Production. Upon advance notice to Echo Bay, Coeur shall have the right to commingle any Gold Minerals or from the Properties with , like Gold Minerals and produced from other properties, provided that such commingling is accomplished after such ores, Gold Minerals or have been weighed or measured and sampled in accordance with sound mining and metallurgical practices. Any Net Returns Royalty due hereunder shall be determined by equitable allocation between Gold Minerals and from the Properties and like Gold Minerals and from other properties in accordance with sound accounting and metallurgical practices. The practices and procedures to be utilized for commingling and allocation shall be approved in advance by Echo Bay which approval shall not be unreasonably withheld. Echo Bay shall be afforded reasonable opportunity to observe and verify those processes and practices in operation.

     11. Notices. All notices required or permitted to be given hereunder shall be given in writing and shall be sent by the parties by registered or certified mail, telex, facsimile transmission or by express delivery service to the address set forth below or to such other address as either party may later designate by like notice to the other:

     Coeur:

     Coeur  Alaska,  Inc.
     505 Front  Avenue
     Coeur  d'Alene,  Idaho 83814
     Attn: President

     Echo Bay:

     Echo Bay Exploration Inc
     Suite 4050, 370 17th Street
     Denver, Colorado 80202

     Attn:  President

All notices required or permitted to be given hereunder shall be deemed to have been given on the date of receipt if received on a business day or on the next business day following receipt if received on other than a business day.

     12. Assignment. Echo Bay may freely assign or encumber its Net Returns Royalty and its rights under this Royalty Deed.

     13. Governing Law. This Royalty Deed and the rights and obligations of the parties hereunder shall be governed by the laws of the State of Alaska, except its rules pertaining to conflict of laws.

IN WITNESS WHEREOF, Coeur has executed this Royalty Deed on ________, 1995, but effective as of the Effective Date.

                           COEUR ALASKA, INC.

                           By:
                           -----------------------
                             Dennis E. Wheeler
                             Chairman, President and
                             Chief Executive Officer


Attest:


- ------------------
William F. Boyd
Secretary

STATE OF   ___________   )
                         ) ss.
COUNTY OF  __________    )

     The foregoing Royalty Deed was acknowledged before me this day of June, 1995, by Dennis E. Wheeler, the Chairman, President, and Chief Executive Officer, and William F. Boyd, the Secretary, respectively, of Coeur Alaska Inc.

     Witness my hand and official seal.
     My commission expires:--------------
                                               -------------------------
                                               Notary Public

                                   EXHIBIT D

                                       TO
                              VENTURE TERMINATION
                                      AND
                            ASSET PURCHASE AGREEMENT


                        MUTUAL GENERAL RELEASE AGREEMENT

     THIS MUTUAL GENERAL RELEASE AGREEMENT, dated as of ______, 1995 among the following parties:

     Coeur Alaska, Inc. ("Coeur Alaska"), a Delaware corporation, and Coeur d'Alene Mines Corporation, an Idaho corporation, those two herein collectively "Coeur," with executive offices at 505 Front Street, Post Office Box I, Coeur d'Alene, Idaho 83814;

                                     -and-

     Echo Bay Alaska Inc. ("Echo Bay Alaska") and Echo Bay Exploration Inc. ("Echo Bay Exploration"), each a Delaware corporation with executive offices at 370 17th Street, Suite 4050, Denver, Colorado 80202; and Echo Bay Mines Ltd., a Canada corporation with offices at 1210 Manulife Place, 10180 - 101 Street, Edmonton, Alberta T5J3S4, those three herein collectively "Echo Bay."

                                    Recitals

     Echo Bay Alaska, Echo Bay Exploration and Coeur Alaska are parties to a Venture Termination and Asset Purchase Agreement, dated as of June 30, 1995, (the "Purchase Agreement") relating to the sale by Echo Bay to Coeur of certain undivided property interests held by Echo Bay as tenant in common with Coeur pursuant to an Amended Venture Agreement, dated as of November 1, 1990 between Coeur Alaska, Echo Bay Alaska, and Echo Bay Exploration (the "Venture Agreement").

     The  venture  formed  pursuant to the Venture  Agreement  (the

"Kensington Venture") engaged in the exploration, evaluation, and development of mineral resources on lands within the City and Borough of Juneau, Alaska.

     Certain controversies and claims exist between Coeur and Echo Bay concerning their respective performances pursuant to the Venture Agreement, and on April 18, 1995, Echo Bay commenced an action for Declaratory Judgment and Injunction Relief in the Superior Court for the State of Alaska, First Judicial District at Juneau, Case No. IJU-95-831, captioned: Echo Bay Alaska, Inc., v. Coeur Alaska, Inc.

     Echo Bay and Coeur desire to settle Case No. IJU-95-831 and all other claims and controversies between them both asserted and unasserted, including without limitation all claims arising or which could arise out of and related to the Venture Agreement, the Kensington Venture and the properties of the Kensington Venture.

     Pursuant to Section 2.11 of the Purchase Agreement, Echo Bay and Coeur desire to execute this Mutual General Release Agreement.

     Now, therefore, in consideration of the covenants set forth in the Purchase Agreement, the transactions consummated pursuant thereto, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, Echo Bay and Coeur agree as follows:

                                   Agreement

1. Release by Echo Bay. Echo Bay, for itself, its successors, assigns, subsidiaries, parent companies, affiliated companies, officers, directors, employees, and agents, releases and discharges Coeur and its successors, assigns, subsidiaries, parent companies, affiliated companies, officers, directors, employees and agents, whether present or past, from and against any and all causes of action, judgments, claims, rights, damages, charges, liabilities, and demands of any nature whatsoever, whether known or unknown, asserted or unasserted arising out of or related to the subject matter of Case No. IJU-95-831, the Venture Agreement, the Kensington Venture, or the status, condition or operation of the properties of the Kensington Venture, except and only to the extent otherwise created, preserved or provided by the Purchase Agreement.

2. Release by Coeur. Coeur, for itself, its successors, assigns, subsidiaries, parent companies, affiliated companies, officers, directors, employees, and agents releases and discharges Echo Bay and its successors, assigns, subsidiaries, parent companies, affiliated companies, officers, directors, employees and agents, whether present or past from and against any and all causes of action, judgments, claims, rights, damages, charges, liabilities, and demands of any nature whatsoever, whether known or unknown, asserted or unasserted arising out of or relating to the subject matter of Case No. IJU-95-831, the Venture Agreement or the Kensington Venture, or the status, condition or operation of the properties of the Kensington Venture, except and only to the extent created, preserved or provided by the Purchase Agreement.

3. Motion to Dismiss. Simultaneously with the execution of this Mutual General Release Agreement, Echo Bay Alaska and Coeur Alaska shall execute a Stipulation of Dismissal with prejudice for filing in Case No. IJU-95-831, in the form of Attachment I to this Mutual General Release Agreement. Echo Bay and Coeur shall file the Motion and Stipulation for Dismissal With Prejudice with the court no later than the third day on which the court is open for business following the date of execution of this Mutual General Release Agreement.

4. No Admission of Liability. Neither the Purchase Agreement nor this Mutual General Release Agreement shall be deemed an admission by either party of any wrongdoing or liability of any nature.

5. Confidentiality. The terms of this Mutual General Release Agreement will be maintained in confidence and will not be disclosed to third parties, except to the extent that such disclosure is authorized by the Purchase Agreement, submitted to judicial process, or ordered by a court of law in litigation or specifically required by applicable statute, government rule, regulation.

6. Governing Law. This Mutual General Release Agreement and the rights and obligations of the parties hereunder shall be governed by the laws of the State of Alaska.

7. Binding Effect. This Mutual General Release Agreement shall be binding upon and inure to the benefit of the parties and their successors, assigns, subsidiaries, parent companies, affiliated companies, officers, directors, employees and agents.

8. Entire Agreement. This Mutual General Release Agreement and the Purchase Agreement represent and express the entire agreement of the parties hereto with respect to the subject matter of this Mutual General Release Agreement and may be modified or changed only by a written instrument signed on behalf of all parties. No waiver by either party, whether express or implied, of any of the provisions of this Mutual General Release Agreement or of any breach or default of either party, shall constitute a continuing waiver or a waiver of any other provision of this Mutual General Release Agreement, and no such waiver by either party shall prevent such party from enforcing any and all provisions of this Mutual General Release Agreement or from acting upon the same or any subsequent breach or default of the other party.

9. Parties. All singular references herein to either Coeur or Echo Bay shall be to all parties included in the designation of that identification set forth in the introductory paragraph of this Mutual General Release Agreement. Coeur d'Alene Mines Corporation and Echo Bay Mines Ltd are not parties to the Purchase Agreement nor to the Venture Agreement, but they are guarantors of the performance of the Purchase Agreement by Coeur Alaska, Inc., and by Echo Bay Exploration Inc. and Echo Bay Alaska Inc., respectively, and they join in this Mutual General Release Agreement because of their status as respective parent companies of the other parties hereto and to extinguish any basis of controversy or claim which might be asserted against them also.

10. Additional Assurances. The parties authorize and instruct their attorneys of record to file all documents necessary for the entry of an order of dismissal with prejudice of Case No. IJU-95-831. The parties agree to take all additional actions and execute any additional documents reasonably necessary to achieve such dismissal or the intent and purposes of this Mutual General Release Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Mutual General Release Agreement on the date first above stated.

Attest:                    ECHO BAY ALASKA INC.


- ---------------------      By:---------------------------
Asst. Secretary              Richard C. Kraus
                             President and Chief Executive
                             Officer


Attest:                    ECHO BAY EXPLORATION INC.

- ---------------------      By:----------------------------
Asst. Secretary               Richard C. Kraus
                              President and Chief Executive
                              Officer

Attest:                    ECHO BAY MINES LTD.

- ---------------------      By:----------------------------
Asst. Secretary               Richard C. Kraus
                              President and Chief Executive
                              Officer


Attest:                    COEUR ALASKA, INC.

- ------------------         By:----------------------------
Secretary                    Dennis E. Wheeler, Chairman
                             President and Chief
                             Executive Officer

Attest:                    COEUR D'ALENE MINES CORPORATION

- ------------------         By:----------------------------
Secretary                    Dennis E. Wheeler, Chairman
                             President and Chief
                             Executive Officer

                                   EXHIBIT E

                                       TO
                              VENTURE TERMINATION
                                      AND
                            ASSET PURCHASE AGREEMENT

                  SUBSTITUTION OF PARTY AND COUNSEL IN APPEAL

                  IN THE SUPREME COURT OF THE STATE OF ALASKA

ALASKANS FOR JUNEAU, HAINES ANB      )
AND ANS CHAPTER 5, JUNEAU AUDUBON    )
SOCIETY, LYNN CANAL CONSERVATION     )
SOCIETY, INC., AND SOUTHEAST         )
ALASKA CONSERVATION COUNCIL, INC.,   )
                                     )
                    Appellants,      )
                                     )
         v.                          )
                                     )
CITY AND BOROUGH OF JUNEAU AND       )               Supreme Court No. S-6330
THE KENSINGTON VENTURE,              )
                                     )               Superior Court No.
                    Appellees.       )               IJU-93-669-CI
- -------------------------------------

                    STIPULATION FOR SUBSTITUTION OF COUNSEL

          Pursuant to Alaska R. App. P. 517(b), the parties formerly comprising the Kensington Venture (Echo Bay Alaska Inc. and Coeur Alaska, Inc.), and their respective counsel, hereby stipulate that Mr. David Crosby of Wickwire, Greene, Crosby, Brewer & Seward, P.C., (who hereby enters his appearance in this matter) is substituted as counsel for appellee, the now non- existent Kensington Venture, the assets of which have been transferred to Coeur Alaska, Inc., which Mr. Crosby represents.

          Effective June 30, 1995, the venture agreement pursuant to which Echo Bay Alaska Inc. and Coeur Alaska, Inc. constituted the Kensington Venture business arrangement was terminated and Echo Bay Alaska Inc.'s interest therein transferred to Coeur Alaska, Inc. The Kensington mine project, therefore, is now wholly owned by Coeur Alaska, Inc. Accordingly, as is required under Alaska R. App. P. 517(a), a motion to substitute parties has been filed in the superior court. When a certified copy of an order substituting Coeur Alaska, Inc., for the Kensington Venture has been obtained from the superior court, counsel for Coeur Alaska, Inc. will file it in this Court, along with a proper motion seeking substitution of Coeur Alaska, Inc. for the Kensington Venture as a party appellee.

          Neither this stipulation nor the motion to be filed to substitute parties has any bearing whatever on the consolidated appeal (Supreme Court No. S-6710) concerning the AJ mine project. The parties to that appeal, as well as their counsel, remain the same.

                  Dated this ----- day of July, 1995


ECHO BAY ALASKA INC.                             COEUR ALASKA, INC.

By:                                              By:
- ---------------------------                      ------------------------
Peter H. Cheesbrough                                 James A. Sabala
Senior Vice President and                            Senior Vice President and
  Chief Financial Officer                              Chief Financial Officer


- ---------------------------                      ------------------------
James F. Clark                                   David C. Crosby
Of Attorneys for Echo Bay                        Of Attorneys for
Alaska Inc.                                      Coeur Alaska, Inc.

                               IT IS SO ORDERED.

Dated ------------------------                   -------------------------
                                                 Supreme Court Justice

                  IN THE SUPERIOR COURT OF THE STATE OF ALASKA
                       FIRST JUDICIAL DISTRICT AT JUNEAU


ALASKANS FOR JUNEAU, HAINES ANB      )
AND ANS CHAPTER 5, JUNEAU AUDUBON    )
SOCIETY, LYNN CANAL CONSERVATION     )
SOCIETY, INC., AND SOUTHEAST         )
ALASKA CONSERVATION COUNCIL, INC.,   )
                                     )
                    Appellants,      )
                                     )
         v.                          )
                                     )
CITY AND BOROUGH OF JUNEAU AND       )               Supreme Court No. S-6330
THE KENSINGTON VENTURE,              )
                                     )               Superior Court No.
                    Appellees.       )               IJU-93-669-CI
- -------------------------------------


                          MOTION TO SUBSTITUTE PARTIES

          COMES NOW, Echo Bay Alaska Inc., formerly a 50% owner of the Kensington Venture project, by and through counsel, and pursuant to Alaska R. Civ. P. 77, and in accordance with Alaska R. App. P. 517(a), moves the superior court to substitute Coeur Alaska, Inc., for the Kensington Venture as a party appellee, and to issue an order to that effect, for transmittal to the Supreme Court, where appellants' appeal of the superior court's decision in this matter is now pending (Supreme Court No. S-6330). This substitution of parties is necessary because the Kensington Venture business arrangement has been terminated and Coeur

Alaska,  Inc., is now the sole owner of the Kensington mine project.

          This motion is supported by the attached memorandum of points and authorities with affidavit, and is accompanied by a proposed order.

          Respectfully  submitted,  this  -----  day of July,  1995.

                                             ROBERTSON, MONAGLE & EASTAUGH, P.C.

                                             By:-------------------------------
                                                 James F. Clark
                                                 Of Attorneys for
                                                 Echo Bay Alaska Inc.

                  IN THE SUPERIOR COURT OF THE STATE OF ALASKA
                       FIRST JUDICIAL DISTRICT AT JUNEAU


ALASKANS FOR JUNEAU, HAINES ANB      )
AND ANS CHAPTER 5, JUNEAU AUDUBON    )
SOCIETY, LYNN CANAL CONSERVATION     )
SOCIETY, INC., AND SOUTHEAST         )
ALASKA CONSERVATION COUNCIL, INC.,   )
                                     )
                    Appellants,      )
                                     )
         v.                          )
                                     )
CITY AND BOROUGH OF JUNEAU AND       )               Supreme Court No.
THE KENSINGTON VENTURE,              )
                                     )               Superior Court No.
                    Appellees.       )               IJU-93-669-CI
- -------------------------------------


               MEMORANDUM OF POINTS AND AUTHORITIES IN SUPPORT OF
                          MOTION TO SUBSTITUTE PARTIES

          This matter is now pending before the Alaska Supreme Court (Supreme Court No. S-6330). Substitution of parties is necessary because the Kensington Venture, which is listed as a party appellee, has ceased to exist. Alaska Rules of Appellate Procedure rule 517(a) provide as follows:

          Whenever a substitution of parties to a pending appeal is necessary other than by reason of death, it shall be made by proper proceedings instituted for the purpose in the trial court. On proper motion and the filing of a certified copy of the order of substitution made by the trial court, a like order of substitution shall be made in the appellate court.

          Thus, an order substituting parties must be obtained from the trial court before the Supreme Court will enter an order substituting parties. Although the superior court heard this matter in its role as an appellate reviewer of administrative decisions, there is no other forum involved that can be likened to a trial court. The City and Borough of Juneau (CBJ) Assembly heard the matter as an administrative appeal of the CBJ Planning Commission's permit decision, and the commission is not a quasi-judicial tribunal. Moreover, the CBJ appeals procedure code does not provide a procedural mechanism for substitution of parties. See CBJ 01.50.010 et seq. Echo Bay Alaska Inc., therefore, respectfully requests that the superior court order substitution of Coeur Alaska, Inc., for the Kensington Venture. Coeur Alaska, Inc. consents to this substitution. See Affidavit of Terry N. Fiske [Fiske Aff.] at 3.

Effective June 30, 1995, the venture agreement pursuant to which the Kensington Venture business arrangement existed was terminated and Echo Bay Alaska Inc.'s interest therein transferred to Coeur Alaska, Inc. Fiske Aff. at 2. The Kensington mine project, therefore, is now wholly owned by Coeur Alaska, Inc. Fiske Aff. at 2. Echo Bay Alaska Inc., formerly a 50% owner of the Kensington mine project, no longer has an ownership interest in the mine, nor will it be a party to the CBJ large mine permit, the conditional use review process for which is the subject of this appeal. Fiske Aff. At 2.

          Echo Bay Alaska Inc. is no longer operator of the Kensington Venture. Fiske Aff. at 2. Echo Bay Alaska Inc.'s counsel, who represented Echo Bay Alaska Inc. as operator for the venture in this appeal, will not be representing Coeur Alaska, Inc. A stipulation to that effect, substituting Coeur Alaska, Inc.'s own counsel for Echo Bay Alaska Inc.'s has been filed in the Supreme Court.

          For the foregoing reasons, Echo Bay Alaska Inc. respectfully requests that the Court order substitution of Coeur Alaska, Inc., for the Kensington Venture as a party appellant.

          Respectfully submitted, this ------- Day of July, 1995.


                                             ROBERTSON, MONAGLE & EASTAUGH, P.C.

                                             By:-------------------------------
                                                 James F. Clark
                                                 Of Attorneys for
                                                 Echo Bay Alaska Inc.

                  IN THE SUPERIOR COURT OF THE STATE OF ALASKA

                       FIRST JUDICIAL DISTRICT AT JUNEAU


ALASKANS FOR JUNEAU, HAINES ANB      )
AND ANS CHAPTER 5, JUNEAU AUDUBON    )
SOCIETY, LYNN CANAL CONSERVATION     )
SOCIETY, INC., AND SOUTHEAST         )
ALASKA CONSERVATION COUNCIL, INC.,   )
                                     )
                    Appellants,      )
                                     )
         v.                          )
                                     )
CITY AND BOROUGH OF JUNEAU AND       )               Supreme Court No.
THE KENSINGTON VENTURE,              )
                                     )               Superior Court No.
                    Appellees.       )               IJU-93-669-CI
- -------------------------------------




                          AFFIDAVIT OF TERRY N. FISKE

STATE OF ALASKA                )
                               ) ss.
FIRST JUDICIAL DISTRICT        )


          I, TERRY N. FISKE, being first duly sworn, on oath state as follows:

          1. I am Vice  President  and General  Counsel (USA) of Echo Bay Alaska
Inc.

          2. Echo Bay Alaska Inc. formerly owned a 50% interest in the Kensington mine project, as a co-venturer with Coeur Alaska, Inc., pursuant to an amended venture agreement. That amended venture agreement terminated effective June 30, 1995, when Echo Bay Alaska Inc's 50% interest in the assets held by the

Kensington Venture business arrangement were transferred to Coeur Alaska, Inc. Coeur Alaska, Inc. now owns 100% of the Kensington mine project. As a result, Echo Bay Alaska Inc. is no longer the operator for the Kensington Venture or the mine project and has no interest in, nor will it be a party to, the conditional use permit from the City and Borough of Juneau for the Kensington mine project.


          3. Coeur Alaska, Inc. has consented in the asset purchase agreement to substitution of Coeur Alaska, Inc., as a party appellee in this appeal, in the place of the Kensington Venture.

          FURTHER YOUR AFFIANT SAYETH NAUGHT.

          DATED this ----- Day of July, 1995.


                                           --------------------
                                           Terry N. Fiske

          SUBSCRIBED AND SWORN to before me this ----- Day of July, 1995.


                                           ---------------------
                                           Notary Public for Colorado
                                           My Commission Expires: ------------

                  IN THE SUPERIOR COURT OF THE STATE OF ALASKA

                       FIRST JUDICIAL DISTRICT AT JUNEAU


ALASKANS FOR JUNEAU, HAINES ANB      )
AND ANS CHAPTER 5, JUNEAU AUDUBON    )
SOCIETY, LYNN CANAL CONSERVATION     )
SOCIETY, INC., AND SOUTHEAST         )
ALASKA CONSERVATION COUNCIL, INC.,   )
                                     )
                    Appellants,      )
                                     )
         v.                          )
                                     )
CITY AND BOROUGH OF JUNEAU AND       )               Supreme Court No.
THE KENSINGTON VENTURE,              )
                                     )               Superior Court No.
                    Appellees.       )               IJU-93-669-CI
- -------------------------------------


                          ORDER TO SUBSTITUTE PARTIES

     Echo Bay Alaska Inc. having moved the Court to substitute Coeur Alaska, Inc., for the Kensington Venture as a party appellee, Coeur Alaska, Inc., having consented to the substitution, and no opposition to the substitution having been entered by appellants,

     IT IS ORDERED that Coeur Alaska, Inc., is substituted for the Kensington Venture as an appellee, and that henceforth the appellees in this matter consist solely of the City and Borough of Juneau and Coeur Alaska, Inc.

                                                           -------------------
                                                           Michael A. Thompson
                                                           Superior Court Judge

                                   EXHIBIT F

                                       TO
                              VENTURE TERMINATION
                                      AND
                            ASSET PURCHASE AGREEMENT

                                   MEMORANDUM

     This Memorandum dated _____, 1995 by Coeur Alaska, Inc., herein the "Buyer," a Delaware corporation with executive offices at 505 Front Avenue, Post Office Box I, Coeur d'Alene, Idaho 83814; and Echo Bay Alaska Inc., herein "Echo Bay Alaska", and Echo Bay Exploration Inc., herein "Echo Bay Exploration," those two collectively herein the "Sellers," each a Delaware corporation with executive offices at 370 17th Street, Suite 4050, Denver, Colorado 80202, and operating offices at 3100 Channel Drive, Juneau, Alaska 99801.

                                    RECITALS

     WHEREAS, there has existed the Kensington Venture pursuant to an Amended Venture Agreement dated November 1, 1990, a memorandum of which was recorded May 26, 1992 in Book 359 at Pages 776-805 of the records of the Juneau Recording District, State of Alaska, between Buyer and Echo Bay Exploration (the "Venture Agreement"), pursuant to which each party thereto owned a 50% Participating Interest therein (defined in Section 1.18 of the Venture Agreement), representing an undivided 50% ownership interest in the Assets (defined in Section 1.5 of the Venture Agreement)as tenants in common; and

     WHEREAS, Echo Bay Alaska succeeded to certain interests of Echo Bay Exploration in the Kensington Venture and the Venture Agreement, including the position and functions of Operator of the Kensington Venture under the Venture Agreement, pursuant to an Agreement and Transfer between them dated January 31, 1991, approved by Seller on August 19, 1991; and

     WHEREAS, the Kensington Venture engaged in the exploration, evaluation, and development of mineral resources within the real property in the Juneau Recording District, State of Alaska, described in Attachment I to this Memorandum; and

     Whereas, Buyer and Sellers have terminated the Kensington Venture and the Venture Agreement, and wish to give public notice thereof as follows:

                                     Notice

     A. Effective _______, 1995 the Kensington Venture was terminated pursuant to a Venture Termination and Asset Purchase Agreement dated June 30, 1995 between Buyer and Sellers (The "Purchase Agreement").

     B. Pursuant to the Purchase Agreement, the interests of the Sellers in the real property owned by the Kensington Venture described in Attachment I were conveyed to Buyer, together with the personal property of the Kensington Venture except for miscellaneous items of office equipment, furniture, computers and accessories, and certain automobiles maintained in Juneau, Alaska in which the interests of Buyer were conveyed to Sellers.

     C. Sellers no longer have any interest in the assets or business of the former Kensington Venture, as operator or otherwise, except pursuant to a royalty deed from Buyer to Echo Bay Exploration Inc. dated the date of this Memorandum.

     D.  All  operational  and  financial   responsibilities   for  the  conduct
henceforth of activities upon or for the assets or business of the former Kensington Venture have been assumed by the Buyer as the sole owner thereof.

     E. This Memorandum is for the sole purpose of public notice of the termination of the Kensington Venture, and it shall have no effect upon the respective rights, obligations, liabilities, and interests of Buyer and Sellers pursuant to the Purchase Agreement, the provisions of which take priority over any interpretation or application of this Memorandum as between Buyer and Sellers.

     Executed as of the date first stated above.

Attest:                    COEUR ALASKA, INC.

- ------------------         By:----------------------------
Secretary                    Dennis E. Wheeler, Chairman
                             President and Chief
                             Executive Officer


Attest:                    ECHO BAY ALASKA INC.


- ---------------------      By:---------------------------
Asst. Secretary              Richard C. Kraus
                             President and Chief Executive
                             Officer


Attest:                    ECHO BAY EXPLORATION INC.

- ---------------------      By:----------------------------
Asst. Secretary               Richard C. Kraus
                              President and Chief Executive
                              Officer


                                ACKNOWLEDGMENTS


STATE OF                   )
                           ) ss:
COUNTY OF                  )


On this ______ day of __________,1995, before me, personally appeared Dennis E. Wheeler, who acknowledged himself to be President, Chairman and Chief Executive Officer of Coeur Alaska, Inc, a Delaware corporation, and that he, as such Chairman, President and Chief Executive Officer, being authorized to do so executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation.

STATE OF                   )
                           ) ss:
COUNTY OF                  )

On this ______ day of __________,1995, before me, personally appeared Richard C. Kraus, who acknowledged himself to be President and Chief Executive Officer of Echo Bay Alaska Inc., a Delaware corporation, and that he, as such President and Chief Executive Officer being authorized to do so executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation.


STATE OF                   )
                           ) ss:
COUNTY OF                  )

On this ______ day of __________,1995, before me, personally appeared Richard C. Kraus, who acknowledged himself to be President and Chief Executive Officer of Echo Bay Exploration Inc., a Delaware corporation, and that he, as such President and Chief Executive Officer being authorized to do so executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation.